United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered

Management Investment Companies

Investment Company Act file number: 811-00994

RMB Investors Trust
(Exact name of registrant as specified in charter)
115 South LaSalle Street, 34th Floor, Chicago, IL 60603
(Address of principle executive offices) (Zip Code)
Walter H. Clark
115 South LaSalle Street, 34th Floor, Chicago, IL 60603
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 462-2392
Date of fiscal year end: December 31
Date of reporting period: June 30, 2016

Item 1. Report to Shareholders.

JUNE 30, 2016

SEMI-ANNUAL

Report

THE RMB FAMILY OF FUNDS

(Formerly the Burnham Family of Funds)

RMB Fund

RMB Mendon Financial Services Fund

RMB Mendon Financial Long/Short Fund

RMB Fund*

For the period ended June 30, 2016, the RMB Fund Class A shares (the ‘‘Fund’’) was down -5.70%, underperforming the Fund’s benchmark, the S&P Standard & Poor’s 500 Index (‘‘S&P 500’’), which was up +3.84%, and trailed the Morningstar Large-Cap Growth category, which was down -1.93% (with dividends reinvested).

The market turbulence in the second half of 2015 accelerated in the first quarter of 2016 as investors focused on China’s slower economic growth, 0% or negative interest rates in Europe and Japan, the rising U.S. dollar, and the continued decline in the price of oil. Investors questioned if these factors would affect the U.S. economy, potentially causing a slowdown or a slide into recession. The price of oil began to recover in March as supply seemed to come down due to production disruption in Nigeria (an oil workers’ strike), talk of an OPEC freeze, and lowered production levels in the U.S. The equity markets rebounded in sync so that by the end of March the market decline was erased. Bookending the volatile period was the unexpected passage of the U.K.’s ‘‘Brexit’’ referendum, which caused a sharp market selloff that reversed after one week. The vote, however, could cause political and economic uncertainty in the Eurozone in the months and years ahead.

Current economic data in the U.S. confirms that growth has cooled. For the first quarter, GDP was up just +0.8% with subdued investment in energy, transportation, and warehousing sectors, and weak exports due to the challenging global situation and the stronger dollar. Similar trends were noted in the first estimate of second quarter GDP at just +1.2%, with a slight improvement in exports. Consumer spending, which accounts for 70% of the U.S. economy, continued to be healthy in the quarter. Benefiting from a strong employment market, consumers have made modest gains in personal income and have more discretionary income from the dramatic decrease in the price of gasoline. Consumer spending was concentrated in housing, leisure and recreation, healthcare, and services. Durable goods (particularly auto related) slowed in the period but picked up following quarter end. The consumer savings rate is at a healthy 5%–6% level.

The Fund made significant adjustments to the portfolio in response to the changing dynamic and added derivative transactions which were intended to enhance returns during this period of volatility. During the first six months, we added to weightings in industrials, consumer finance, and communications services. We reduced the Fund’s weightings in consumer cyclicals, energy, and healthcare. At the end of the period, the largest sector allocations (and those which are overweighted relative to the index) were technology, healthcare, and financial services. The smallest sectors (and those underweighted) were utilities, basic materials, and real estate. For the six months ended June 30, 2016, the five securities that contributed most to the Fund’s performance were Amazon.com Inc., Verizon Communications, Inc., Edwards Lifesciences Corp., UnitedHealth Group Inc., and Energy Transfer Equity LP (no longer held). The five leading detractors from performance were Regeneron Pharmaceuticals, Inc., Calumet Specialty Product Partners LP (no longer held), Apple Inc., Palo Alto Networks, Inc. (no longer held), and LinkedIn Corp Class A (no longer held). LinkedIn announced in the second quarter that it would be acquired by Microsoft at a substantial premium. The stock was sold soon afterward at a considerable gain. Regeneron and Apple are core positions with significant embedded capital gains.

As we look ahead to the second half of the year, we expect volatility to continue. Energy prices have corrected once again as traders have become concerned that the rebalancing of supply/demand may take longer than originally projected due to increased supply from OPEC, Iran, and potentially the U.S., which has had an uptick in domestic drilling activity. Other headwinds are political and economic uncertainty in the U.S. due to the raucous presidential election cycle, the ramifications of Brexit and what it means to E.U. solidarity, and several consecutive quarters of year-over-year declines in corporate earnings. In addition, investors will be on the lookout for the Federal Reserve to resume rate increases in a controlled manner, after having paused after one step up in 2015. With asset prices near fair value and earnings estimates having been adjusted downward in many industries, volatility has increased. That said, we will continue to follow our disciplined investment process regardless of broad market conditions.

As noted elsewhere in this semi-annual report, RMB Capital is now the investment advisor to the Fund, subject to shareholder approval in the recently distributed proxy. Effective July 1, 2016, portfolio management of the Fund was transitioned to Todd Griesbach, CFA. Todd is a highly experienced portfolio manager and has a team of analysts working with him. We have been getting to know Todd and his colleagues, and we are collaborating during this transition period to ensure consistency of approach, investment style, and objective. Burnham as an organization has had a long working relationship with RMB, and this transition is a natural progression for the fund complex. We are confident that shareholders are in good hands with RMB and Todd at the helm. We look forward to the new perspectives and talent Todd and his team will bring to the Fund, while at the same time honoring the legacy of Burnham’s founders and you, the shareholders, who we have had the privilege of serving since 1975.

Jon Burnham

Portfolio Manager

* Formerly, the Burnham Fund

Recent Developments – New Adviser

Effective as of July 1, 2016, RMB Capital Management, LLC (‘‘RMB’’) commenced service as investment adviser to the RMB Family of Funds, pursuant to an interim advisory agreement. As a result, the funds were each renamed as follows: the Burnham Fund was renamed the RMB Fund; the Burnham Financial Services Fund was renamed the RMB Mendon Financial Services Fund; and the Burnham Financial Long/Short Fund was renamed the RMB Mendon Financial Long/Short Fund. The funds are referred to in this Semi-Annual Report by their new names. A Special Meeting of Shareholders has been called, expected to occur September 15, 2016, at which shareholders will be asked to approve a new investment advisory agreement with RMB and a new sub-advisory agreement with Mendon Capital Advisors Corp., the sub-adviser to the RMB Mendon Financial Services Fund and the RMB Mendon Financial Long/Short Fund. For further information, see Board of Trustees’ Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements.

2	RMB FUND

PORTFOLIO INVESTMENTS
Asset Allocations (as a % of net assets)

% of net
Industries – Common Stock	assets
Information Technology	24.20%
Consumer Discretionary	14.87%
Health Care	13.56%
Financial Services	9.66%
Consumer Staples	9.44%
Energy	5.76%
Industrials	5.52%
Telecommunications Services	2.87%
Banks	0.77%
86.65%

Top 10 Common Stock Holdings	% of net
(Net of written options)	assets
Apple, Inc.	10.30%
Amazon.com, Inc.	7.36%
Costco Wholesale Corp.	4.85%
Berkshire Hathaway, Inc. Class B	3.73%
Alphabet, Inc., Class A	3.61%
Alphabet, Inc., Class C	3.57%
Visa, Inc.	3.49%
Home Depot, Inc.	3.29%
Amgen, Inc.	3.13%
CVS Health Corp.	2.96%
46.29%

TOTAL RETURN† (For the period ended June 30, 2016)
Growth of $10,000 Over Ten Years

	with no	with max.
	sales	sales	S&P
Average	charge	charge	500
Annual Returns	or CDSC	or CDSC	Index
Class A
One year	(10.43)%	(14.92)%	3.99%
Three years	5.84%	4.04%	11.66%
Five years	7.63%	6.53%	12.10%
Ten years	6.79%	6.24%	7.42%

Class C
One year	(11.15)%	(11.95)%	3.99%
Three years	5.04%	5.04%	11.66%
Five years	6.83%	6.83%	12.10%
Ten years	6.00%	6.00%	7.42%

	with no	with max.
	sales	sales	S&P
Cumulative	charge	charge	500
Total Returns	or CDSC	or CDSC	Index
Class A
One year	(10.43)%	(14.92)%	3.99%
Three years	18.57%	12.63%	39.20%
Five years	44.45%	37.20%	77.02%
Ten years	92.80%	83.14%	104.65%

Class C
One year	(11.15)%	(11.95)%	3.99%
Three years	15.89%	15.89%	39.20%
Five years	39.11%	39.11%	77.02%
Ten years	79.01%	79.01%	104.65%

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*	Keep in mind that indices have no management fees or brokerage costs.

RMB FUND	3

RMB Mendon Financial Services Fund*

For the period ended June 30, 2016, the RMB Mendon Financial Services Fund (the ‘‘Fund’’) was down -3.93% versus a loss of -3.08% for its benchmark, the Nasdaq Bank Index.

The first six months of this year demonstrated both the fragility of the global markets as well as their resiliency. In the first quarter, the markets responded to global growth fears with the banks being particularly hard hit as expectations for multiple rate hikes quickly shifted to talks of negative rates. The larger-cap banks felt the pain from this move the most as the Nasdaq Bank Index fell as much as -16.8% by February 11, while the Fund was down -14%. One thing that we recognized before and throughout this move was how quickly the market built consensus. The market was initially complacent in its view of rising rates but then switched rapidly to consensus that an interest rate hike in the short-term was unlikely. Implied volatility measured by the CBOE Volatility Index (‘‘VIX’’) consistently settled around $15 and below, and, although we have had multiple events creating spikes in volatility, we have also seen very quick reversals back to the lower levels of implied volatility. Although these factors can lead to increased volatility, this volatility provides us with our greatest opportunities. Not only do dislocations enable us to buy companies that we want at more favorable prices, but distributions also enable the companies we are buying to be more opportunistic and generate higher risk-adjusted returns.

The second quarter was all about another consensus opinion that turned out to be dramatically incorrect. At the end of the quarter, the United Kingdom held their vote to leave the European Union (‘‘Brexit’’) with the market’s assumption that an exit would be a disaster scenario for the United Kingdom. Again, the market viewed the decision as a near certainty that they wouldn’t vote to leave, but in the end the British people handed the existing government their protest vote and changed the course of history. Interestingly, shortly before the Brexit vote, VIX pricing was under $14, only to spike over $25 after the vote. We will continue to find ways of expressing our contrarian views by leveraging our deep fundamental research combined with our differentiated portfolio construction.

Following the lows in January and February, oil prices finally started to stabilize after threatening to stay down in the mid-twenties. Oil subsequently rallied throughout the period and settled around $50, providing some relief for lenders who have exposure to markets with dependence on energy-related businesses. The stabilization of oil prices also added confidence to the many investors that remained on the sidelines looking to buy or recapitalize energy-related businesses, mitigating some pressure on the financial system as a whole. The stabilization may also promote additional M&A activity in Texas banks going forward, so we will see if it sparks more credible interest.

Our top performers for the six-month period were Avenue Financial Holdings, Inc., Yadkin Financial Corp., and Community Healthcare Trust Inc., while the largest detractors were BNC Bancorp and Voya Financial, Inc. Yadkin continued to create increasing franchise value, while Community Healthcare Trust continued to exceed expectations while impressing the market with their unusual alignment of interests (the CEO does not receive a cash salary but is only compensated in stock). We wish that all of the companies we own had management compensation structures like Community Heathcare Trust, but apparently that is wishful thinking. Avenue Financial is a Nashville, Tennessee-based bank that was acquired by Pinnacle Financial in January at a very attractive multiple.

M&A activity remains robust and continues to be a valuable factor of our investment process as we try to find companies with franchise value that is significantly greater than the market value of the company, and we continue to find great opportunities. Many things have changed in the first six-months to continue to promote more M&A activity, most recently the flattening of the yield curve. The lack of visibility from a rate perspective has continued to pose challenges to many banks who have been poorly positioned. As these banks realize the rate hikes they perceive as necessary to improve their earnings in advance of a sale, they are more likely to sell in the short-term. We believe M&A discussions are very active today, and we have already seen a rapid pace of consolidation in the regional and community banks. In the first six months of the year, there were 128 deals announced, of which we owned 13 of the buyers and six of the sellers. M&A activity continues to play an active role in the changing landscape of financial services because of the significant cost savings (that can be in excess of 60%) on deals that are in the buyers’ existing market and revenue synergies (which are the cross-sell opportunities created by combining new product lines with a new set of customers). In a world where the yield curve is flattening and the lending environment remains very competitive, the ability to consolidate two institutions is attractive, particularly when the regulatory environment has drained most of the enjoyment out of running these businesses. The work we do on the balance sheets of companies helps us generate additional upside, and mitigate downside as good balance sheets increase in value in times of stress because of the capital and liquidity constraints that impact the rest of the market.

There has been much anticipation for 2008-like credit deterioration, particularly in light of global slowdown fears in the first quarter and temporary spread widening through the credit markets. We agree that we will see credit losses increasing, but believe credit will not deteriorate uniformly across the industry. Importantly, there are banks that are very good underwriters with strong balance sheets and more aggressive lenders with weaker balance sheets. We continue to monitor sub-markets for significant real estate supply coming online where we expect it will exceed the population growth. We are seeing this in many markets in the multi-family sector and in the hospitality sector, where some growth markets are seeing as much as a doubling of rooms coming online over the next several years. In some markets, this is already starting to put pressure on rental rates, which are key drivers of property valuations. On the flip side, there are many important differences between now and 2008. Generally speaking, borrowers have much more equity in their deals than they did going into the last downturn, and this is a very important driver of both frequency and severity of losses. Debt service coverage, or the cash flow available to the borrower to pay their monthly payments, has been more conservative with the better lenders staying mostly above 125% debt service coverage. This also implies that the underlying borrowers are much less levered than they were last cycle. The capital markets have been a smaller factor as many auto loans, credit card loans, and non-conforming mortgages have been retained by the issuers and not sold into the asset-backed securitization market, so we do not expect the availability of credit to collapse to the same degree we saw in 2008. It is also important to note that the industry as a whole is more heavily capitalized across the market-cap spectrum, with the large money-center banks, who are so critical to the financial system because of the liquidity they provide throughout the capital markets, being particularly heavily capitalized. We have already begun to see regulators forcing some banks that have been overly aggressive in their lending to slow down. We expect such regulatory efforts, in addition to the increasing liquidity (deposit) constraint that many banks are beginning to navigate, to continue to restrain aggressive lenders. Those banks that have underwritten appropriately, have capital or access to capital, and have strong liquidity and sticky deposits, are starting to find themselves in a position of strength both from a lending/growth perspective and also from an M&A perspective. These are some of the factors that will continue to play an important role in our investment philosophy over the next twelve months.

We remain excited about the opportunities in front of us. There is a lot of value that has not been recognized in the Fund that we look forward to seeing unlocked in the future. We greatly value your support and look forward to working hard for you going forward. Although RMB Capital Management, LLC has been named the Investment Advisor to the Fund as of July 1, 2016, we will continue to serve as Sub-Advisor, and I will continue to be the Portfolio Manager.

Anton Schutz

Portfolio Manager

* Formerly, the Burnham Financial Services Fund

4	RMB MENDON FINANCIAL SERVICES FUND

PORTFOLIO INVESTMENTS
Asset Allocations (as a % of net assets)

% of net
Industries – Common Stock	assets
Banks — Regional	73.82%
Thrifts & Mortgage Finance	7.99%
Asset Management & Custody Banks	2.30%
Investment Banking & Brokerage	2.00%
Consumer Finance	1.36%
Real Estate Investment Trust	1.25%
Other Diversified Financial Services	1.01%
Trading Companies & Distributors	0.57%
Unregistered Investment Company	0.10%
90.40%

Top 10 Common Stock Holdings	% of net
(Net of written options)	assets
Yadkin Financial Corp.	8.91%
BNC Bancorp	5.12%
Atlantic Capital Bancshares, Inc.	3.56%
Triumph Bancorp, Inc.	2.85%
Opus Bank	2.72%
Park Sterling Corp.	2.35%
Ameris Bancorp	2.26%
Southern First Bancshares, Inc.	2.22%
Equity Bancshares, Inc., Class A	2.14%
First Bancshares, Inc.	2.06%
34.19%

TOTAL RETURN† (For the period ended June 30, 2016)
Growth of $10,000 Over Ten Years

	with no	with max.
	sales	sales	Nasdaq
Average	charge	charge	Bank
Annual Returns	or CDSC	or CDSC	Index
Class A
One year	7.66%	2.27%	(3.08)%
Three years	15.11%	13.16%	7.33%
Five years	14.71%	13.54%	9.23%
Ten years	6.59%	6.04%	(1.55)%

Class C
One year	6.87%	5.87%	(3.08)%
Three years	14.25%	14.25%	7.33%
Five years	13.85%	13.85%	9.23%
Ten years	5.79%	5.79%	(1.55)%

	with no	with max.
	sales	sales	Nasdaq
Cumulative	charge	charge	Bank
Total Returns	or CDSC	or CDSC	Index
Class A
One year	7.66%	2.27%	(3.08)%
Three years	52.52%	44.91%	31.50%
Five years	98.62%	88.67%	73.24%
Ten years	89.29%	79.82%	8.30%

Class C
One year	6.87%	5.87%	(3.08)%
Three years	49.15%	49.15%	31.50%
Five years	91.26%	91.26%	73.24%
Ten years	75.62%	75.62%	8.30%

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*	Keep in mind that indices have no management fees or brokerage costs.

RMB MENDON FINANCIAL SERVICES FUND	5

RMB Mendon Financial Long/Short Fund*

For the period ended June 30, 2016, the RMB Mendon Financial Long/Short Fund (the ‘‘Fund’’) was down -8.46%, outperforming its benchmark, the KBW Bank Index, which was down -14.09%.

The first six months of this year demonstrated both their fragility of the global markets as well as their resiliency. In the first quarter, the markets responded to global growth fears with the banks being particularly hard hit as expectations for multiple rate hikes quickly shifted to talks of negative rates. The larger-cap banks felt the pain from this move the most as the KBW Bank Index fell as much as -22.5% by mid-February, while the Fund was down -16%. One thing that we recognized before and throughout this move was how quickly the market built consensus. The market was initially complacent in its view of rising rates, but then switched rapidly to consensus that an interest rate hike in the short-term is unlikely. Implied volatility measured by the CBOE Volatility Index (‘‘VIX’’) consistently settled around $15 and below, and, although we have had multiple events creating spikes in volatility, we have also seen very quick reversals back to lower levels of implied volatility. We continue to utilize the low levels of volatility to enhance the protection embedded in the Fund. Not only has the VIX helped us identify times of over-complacency in the market, but it has allowed us to take larger targeted bets on the short side while not eliminating our ability to participate in some of the intense rallies in our holdings. Although there is a cost to owning puts, we believe, at these volatility levels, it has made a lot of sense for us to look opportunistically for downside protection through options.

The second quarter was all about another consensus opinion that turned out to be dramatically incorrect. At the end of the quarter, the United Kingdom had their vote to leave the European Union (‘‘Brexit’’) with the market’s assumption that an exit would be a disaster scenario for the United Kingdom. Again, the market viewed the decision as a near certainty that they wouldn’t vote to leave, but in the end the British people handed the existing government their protest vote and changed the course of history in doing so. Interestingly, shortly before the Brexit vote, VIX pricing was under $14, only to spike over $25 after the vote. We will continue to find ways of expressing our contrarian views by leveraging our deep fundamental research combined with our differentiated portfolio construction.

Following the lows in January and February, oil prices finally started to stabilize after threatening to stay down in the mid-twenties. Oil subsequently rallied throughout the period and settled around $50, providing relief for a lot of lenders who have exposure to markets with some dependence on energy-related businesses. The stabilization of oil prices also slowly added confidence to the many investors that remained on the sidelines looking to buy or recapitalize energy-related businesses, mitigating some pressure on the financial system as a whole. The stabilization may also promote additional M&A activity in Texas banks going forward, so we will see if it sparks more credible interest.

Our top performers for the period were Yadkin Financial Corp. and Community Healthcare Trust Inc., while the largest detractors were Cowen Group, Inc. and Citizens Financial Group, Inc. Yadkin continued to create increasing franchise value, while Community Healthcare Trust continued to exceed expectations while impressing the market with their unusual alignment of interests (the CEO does not receive a cash salary but is only compensated in stock). We wish that all of the companies we own had management compensation structures like Community Healthcare Trust, but apparently that is wishful thinking.

M&A activity remains robust and continues to be a valuable factor of our investment process as we try to find companies with franchise value that is significantly greater than the market value of the company, and we continue to find great opportunities. Many things have changed in the first six months to continue to promote more M&A activity, most recently the flattening of the yield curve. The lack of visibility from a rate perspective has continued to pose challenges to many banks who have been poorly positioned. As these banks realize the rate hikes they perceive as necessary to improve their earnings in advance of a sale, they are more likely to sell in the short-term. We believe M&A discussions are very active today, and we have already seen a rapid pace of consolidation in the regional and community banks. In the first six months of the year, there were 128 deals announced, of which we owned six of the buyers and three of the sellers, and we were short one aggressive buyer as well. M&A activity continues to play an active role in the changing landscape of financial services because of the significant cost savings (that can be in excess of 60%) on deals that are in the buyers’ existing market and revenue synergies (which are the cross-sell opportunities created by combining new product lines with a new set of customers). In a world where the yield curve is flattening and the lending environment remains very competitive, the ability to consolidate two institutions is attractive, particularly when the regulatory environment has drained most of the enjoyment out of running these businesses.

There has been much anticipation for 2008-like credit deterioration, particularly in light of global slowdown fears in the first quarter and temporary spread widening through the credit markets. We agree that we will see credit losses increasing, but believe credit will not deteriorate uniformly across the industry. Importantly, there are banks that are very good underwriters with strong balance sheets and more aggressive lenders with weaker balance sheets. We continue to monitor sub-markets for significant real estate supply coming online where we expect it will exceed the population growth. We are seeing this in many markets in the multi-family sector and in the hospitality sector, where some growth markets are seeing as much as a doubling of rooms coming online over the next several years. In some markets, this is already starting to put pressure on rental rates, which are key drivers of property valuations. On the flip side, there are many important differences between now and 2008. Generally speaking, borrowers have much more equity in their deals than they did going into the last downturn, and this is a very important driver of both frequency and severity of losses. Debt service coverage, or the cash flow available to the borrower to pay their monthly payments, has been more conservative with the better lenders staying mostly above 125% debt service coverage. This also implies that the underlying borrowers are much less levered than they were last cycle. The capital markets have been a smaller factor as many auto loans, credit card loans, and non-conforming mortgages have been retained by the issuers and not sold into the asset-backed securitization market, so the availability of credit won’t collapse to the same degree we saw in 2008. It is also important to note that the industry as a whole is significantly heavily capitalized across the market-cap spectrum, with the large money-center banks, who are so critical to the financial system because of the liquidity they provide throughout the capital markets, being particularly heavily capitalized. We have already begun to see regulators forcing some banks that have been overly aggressive in their lending to slow down. We expect such regulatory efforts, in addition to the increasing liquidity (deposit) constraint that many banks are beginning to navigate, to continue to restrain aggressive lenders. Those banks that have underwritten appropriately, have capital or access to capital, and have strong liquidity and sticky deposits are starting to find themselves in a position of strength both from a lending/growth perspective and also from an M&A perspective. These are some of the factors that will continue to play an important role in our investment philosophy over the next twelve months.

We remain excited about the opportunities in front of us. There is a lot of value that has not been recognized in the Fund that we look forward to seeing unlocked in the future. We greatly value your support and look forward to working hard for you going forward. Although RMB Capital Management, LLC has been named the Investment Advisor to the Fund as of July 1, 2016, we will continue to serve as Sub-Advisor, and I will continue to be the Portfolio Manager.

Anton Schutz

Portfolio Manager

* Formerly, the Burnham Financial Long/Short Fund

6	RMB MENDON FINANCIAL LONG/SHORT FUND

PORTFOLIO INVESTMENTS
Asset Allocations (as a % of net assets)

Long Positions	96.70%
Short Positions	(14.65)%
Cash and Other Assets, Less Liabilities	17.95%
100.00%

Top 10 Industries
(as a % of Net Assets)	Long %	Short %	Net %
Banks — Regional	54.28%	(3.42)%	50.86%
Investment Banking & Brokerage	9.42%	0.00%	9.42%
Diversified Banks	7.82%	(0.07)%	7.75%
Thrifts & Mortgage Finance	8.75%	(2.18)%	6.57%
Consumer Finance	6.13%	(0.02)%	6.11%
Real Estate Investment Trust	1.76%	0.00%	1.76%
Property & Casualty Insurance	1.19%	(0.03)%	1.16%
Asset Management & Custody Banks	2.65%	(2.37)%	0.28%
Exchange Traded Funds	0.20%	(0.03)%	0.17%
Life & Health Insurance	0.01%	0.00%	0.01%
	92.21%	(8.12)%	84.09%

Top 10 Common Stock Holdings	% of net
(Net of written options)	assets
Yadkin Financial Corp.	10.38%
BNC Bancorp	4.81%
Bank of America Corp.	4.67%
Synchrony Financial	3.81%
Astoria Financial Corp.	3.61%
Citigroup, Inc.	3.01%
Cowen Group, Inc.	2.95%
Citizens Financial Group, Inc.	2.84%
New York Community Bancorp, Inc.	2.67%
KeyCorp	2.56%
41.31%

TOTAL RETURN† (For the period ended June 30, 2016)
Growth of $10,000 Over Ten Years

	with no	with max.
	sales	sales	KBW	S&P
Average	charge	charge	Bank	500
Annual Returns	or CDSC	or CDSC	Index	Index
Class A
One year	(2.05)%	(6.92)%	(14.09)%	3.99%
Three years	10.13%	8.25%	1.84%	11.66%
Five years	10.43%	9.30%	6.06%	12.10%
Ten years	7.77%	7.22%	(4.91)%	7.42%

Class C
One year	(2.77)%	(3.72)%	(14.09)%	3.99%
Three years	9.33%	9.33%	1.84%	11.66%
Five years	9.65%	9.65%	6.06%	12.10%
Ten years	7.01%	7.01%	(4.91)%	7.42%

Class I
Since inception (08/20/15)	(3.71)%	(3.71)%	(16.35)%	2.86%

	with no	with max.
	sales	sales	KBW	S&P
Cumulative	charge	charge	Bank	500
Total Returns	or CDSC	or CDSC	Index	Index
Class A
One year	(2.05)%	(6.92)%	(14.09)%	3.99%
Three years	33.57%	26.84%	12.35%	39.20%
Five years	64.20%	56.01%	48.94%	77.02%
Ten years	111.28%	100.74%	(23.02)%	104.65%

Class C
One year	(2.77)%	(3.72)%	(14.09)%	3.99%
Three years	30.68%	30.68%	12.35%	39.20%
Five years	58.52%	58.52%	48.94%	77.02%
Ten years	96.84%	96.84%	(23.02)%	104.65%

Class I
Since inception (08/20/15)	(3.71)%	(3.71)%	(16.35)%	2.86%

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*	Keep in mind that indices have no management fees or brokerage costs.

RMB MENDON FINANCIAL LONG/SHORT FUND	7

RMB Fund

Portfolio Holdings As of June 30, 2016 (Unaudited)

		Number of
		Shares	Value
	Common Stocks 86.65%
	(percentage of net assets)

	BANKS 0.77%

	Banks — Regional 0.77%
	Yadkin Financial Corp.	30,000	$752,700
	Total Banks (Cost: $655,589)		752,700

	CONSUMER DISCRETIONARY 14.87%

	Cable & Satellite 1.34%
	Comcast Corp.	20,000	1,303,800

	Consumer Electronics 0.53%
	Microsoft Corp.	10,000	511,700

	Home Improvement Retail 3.29%
	Home Depot, Inc.	25,000	3,192,250

	Internet Retail 7.36%
•	Amazon.com, Inc.	10,000	7,156,200

	Restaurants 2.35%
	Starbucks Corp.	40,000	2,284,800
	Total Consumer Discretionary (Cost: $5,834,891)		14,448,750

	CONSUMER STAPLES 9.44%

	Drug Retail 2.96%
	CVS Health Corp.	30,000	2,872,200

	Hypermarkets & Super Centers 4.85%
	Costco Wholesale Corp.	30,000	4,711,200

	Soft Drinks 1.63%
	PepsiCo, Inc.[a]	15,000	1,589,100
	Total Consumer Staples (Cost: $5,696,693)		9,172,500

	ENERGY 5.76%

	Integrated Oil & Gas 0.48%
	Exxon Mobil Corp.[a]	2,000	187,480
	Royal Dutch Shell PLC, Class Aa	5,000	276,100
			463,580
	Oil & Gas — Storage & Transportation 5.28%
	Energy Transfer Equity LP	100,000	1,437,000
	MPLX LP	32,700	1,099,701
	The Williams Companies, Inc.	120,000	2,595,600
			5,132,301
	Total Energy (Cost: $3,368,887)		5,595,881

	FINANCIAL SERVICES 9.66%

	Diversified Banks 4.99%
	JPMorgan Chase & Co.[a]	40,000	2,485,600
	Wells Fargo & Co.	50,000	2,366,500
			4,852,100
	Life & Health Insurance 0.94%
	MetLife, Inc.	23,000	916,090

	Multi-Sector Holdings 3.73%
•	Berkshire Hathaway, Inc., Class B	25,000	3,619,750
	Total Financial Services (Cost: $7,004,861)		9,387,940

	HEALTH CARE 13.56%

	Biotechnology 4.93%
	Amgen, Inc.	20,000	3,043,000
•	Regeneron Pharmaceuticals, Inc.	5,000	1,746,150
			4,789,150

	Health Care Equipment 2.46%
•	Edwards Lifesciences Corp.	24,000	2,393,520

	Health Care Services 2.73%
•	Express Scripts Holding Co.	35,000	2,653,000

	Managed Health Care 3.44%
	Aetna, Inc.[a]	10,000	1,221,300
	UnitedHealth Group, Inc.	15,000	2,118,000
			3,339,300
	Total Health Care (Cost: $8,305,477)		13,174,970

	INDUSTRIALS 5.52%

	Aerospace & Defense 4.45%
	Honeywell International, Inc.[a]	20,000	2,326,400
	Northrop Grumman Corp.[a]	9,000	2,000,520
			4,326,920
	Industrial Conglomerates 1.07%
	General Electric Co.	33,000	1,038,840
	Total Industrials (Cost: $4,548,888)		5,365,760

	INFORMATION TECHNOLOGY 24.20%

	Data Processing & Outsourced Services 3.51%
	Visa, Inc.[a]	46,000	3,411,820

	Internet Software & Services 9.54%
•	Alphabet, Inc., Class Aa	5,000	3,517,650
•	Alphabet, Inc., Class C	5,013	3,469,497
•	Facebook, Inc.[a]	20,000	2,285,600
			9,272,747
	IT Consulting & Other Serivces 0.82%
	Accenture PLC	7,000	793,030

	Technology Hardware, Storage & Peripherals 10.33%
	Apple, Inc.[a]	105,000	10,038,000
	Total Information Technology (Cost: $8,473,625)		23,515,597

	TELECOMMUNICATIONS SERVICES 2.87%

	Integrated Telecommunications Services 2.87%
	Verizon Communications, Inc.[a]	50,000	2,792,000
	Total Telecommunications Services
	(Cost: $1,505,270)		2,792,000
	Total Common Stocks (Cost: $45,394,181)		84,206,098

	Short-Term Instruments 3.60%
	(percentage of net assets)

	Money Market Fund 3.60%
	Fidelity Treasury Portfolio, Class I, 0.1964%	3,500,000	3,500,000
	Total Money Market Fund (Cost: $3,500,000)		3,500,000
	Total Short-Term Instruments (Cost: $3,500,000)		3,500,000

	Total Investments 90.25%
	(Cost: $48,894,181)		$87,706,098

	Call option written (0.39)%
	(Premiums received: $326,883)		(383,380)

	Cash and other assets, less liabilities 10.14%		9,848,429

	Net Assets 100.00%		$97,171,147

8	RMB FUND	See Notes to Financial Statements

RMB Fund

Portfolio Holdings (Continued) As of June 30, 2016 (Unaudited)

	Number of
	Contracts	Value
Call Option Written (0.39)%
(percentage of net assets)

CONSUMER STAPLES (0.01)%

Soft Drinks (0.01)%
PepsiCo, Inc., Calls
@ 105 due Jul 2016	(50)	$(8,550)
		(8,550)
Total Consumer Staples
(Premiums received: $3,898)		(8,550)

ENERGY (0.06)%

Integrated Oil & Gas (0.06)%
Exxon Mobil Corp., Calls
@ 80 due Jan 2017	(20)	(28,860)
Royal Dutch Shell PLC, Class A, Calls
@ 50 due Jan 2017	(50)	(30,000)
		(58,860)
Total Energy
(Premiums received: $19,422)		(58,860)

FINANCIAL SERVICES (0.10)%

Diversified Banks (0.10)%
JPMorgan Chase & Co., Calls
@ 57.5 due Jan 2017	(150)	(96,900)
Total Financial Services
(Premiums received: $66,742)		(96,900)

HEALTH CARE (0.04)%

Managed Health Care (0.04)%
Aetna, Inc., Calls
@ 135 due Jan 2017	(100)	(42,800)
Total Health Care
(Premiums received: $45,195)		(42,800)

INDUSTRIALS (0.04)%

Aerospace & Defense (0.04)%
Honeywell International, Inc., Calls
@ 125 due Dec 2016	(50)	(8,950)
Northrop Grumman Corp., Calls
@ 220 due Nov 2016	(20)	(22,040)
@ 230 due Nov 2016	(20)	(12,020)
		(43,010)
Total Industrials
(Premiums received: $36,766)		(43,010)

INFORMATION TECHNOLOGY (0.10)%

Data Processing & Outsourced Services (0.02)%
Visa, Inc., Calls
@ 80 due Jan 2017	(30)	(8,310)
@ 85 due Jan 2017	(50)	(6,750)
		(15,060)
Internet Software & Services (0.06)%
Alphabet, Inc., Calls
@ 775 due Dec 2016	(10)	(13,000)
Facebook, Inc., Calls
@ 115 due Dec 2016	(50)	(44,500)
		(57,500)
Technology Hardware, Storage & Peripherals (0.02)%
Apple, Inc., Calls
@ 100 due Jan 2017	(50)	(22,500)
Total Information Technology
(Premiums received: $136,568)		(95,060)

TELECOMMUNICATIONS SERVICES (0.04)%

Integrated Telecommunications Services (0.04)%
Verizon Communications, Inc., Calls
@ 55 due Oct 2016	(200)	(38,200)
Total Telecommunications Services
(Premiums received: $18,292)		(38,200)
Total Call Option Written
(Premiums received: $326,883)		(383,380)

Federal Income Tax Basis of Investments

The tax cost of the fund at June 30, 2016, based on securities owned was $47,591,261.

The unrealized gross appreciation/(depreciation) for all securities in the fund at June 30, 2016 was $40,443,822 and $(328,985), respectively, and net unrealized appreciation was $40,114,837.

•	Indicates securities that do not produce income.

[a]	Securities or partial securities on which call/put options were written.

See Notes to Financial Statements	RMB FUND	9

RMB Mendon Financial Services Fund

Portfolio Holdings As of June 30, 2016 (Unaudited)

		Number of
		Shares	Value
	Common Stocks 90.40%
	(percentage of net assets)
	BANKS 73.82%
	Banks — Regional 73.82%
	Ameris Bancorp	211,904	$6,293,549
•	Atlantic Capital Bancshares, Inc.	685,973	9,919,170
•	Avenue Financial Holdings, Inc.	200,000	3,930,000
	BankUnited, Inc.	125,000	3,840,000
	BNC Bancorp	628,199	14,266,399
	Boston Private Financial Holdings, Inc.	436,860	5,146,211
	Camden National Corp.	80,000	3,360,000
	Carolina Financial Corp.	88,845	1,659,625
	Citizens Financial Group, Inc.[a]	100,000	1,998,000
	CoBiz Financial, Inc.	100,000	1,170,000
	ConnectOne Bancorp, Inc.	171,060	2,683,931
•	Equity Bancshares, Inc., Class A	268,747	5,950,059
	Evans Bancorp, Inc.	43,004	1,059,619
	Fidelity Southern Corp.	320,464	5,021,671
	First Bancorp	159,250	2,799,615
	First Bancshares, Inc.[b]	331,945	5,732,690
	First Community Corp.	168,631	2,359,148
	First Connecticut Bancorp, Inc.	145,411	2,408,006
•	First Foundation, Inc.	264,904	5,695,436
	Guaranty Bancorp	95,800	1,599,860
•	Hampton Roads Bankshares, Inc.	1,617,817	2,895,892
•	HomeTrust Bancshares, Inc.	279,710	5,174,635
	KeyCorp	400,000	4,420,000
	Live Oak Bancshares, Inc.	232,090	3,274,790
	NBT Bancorp, Inc.	27,223	779,394
	Old Line Bancshares, Inc.	229,211	4,125,798
	Old Second Bancorp, Inc.	258,288	1,764,107
	Opus Bank	224,100	7,574,580
•	Paragon Commercial Corp.	36,760	1,286,600
	Park Sterling Corp.	924,070	6,551,656
	Peoples Bancorp, Inc.	60,990	1,328,972
•	Seacoast Banking Corporation of Florida	212,620	3,452,949
•	Select Bancorp, Inc.	166,805	1,347,784
	Shore Bancshares, Inc.	361,481	4,247,402
•	Southern First Bancshares, Inc.	256,782	6,188,446
	Southern National Bancorp of Virginia, Inc.	399,080	4,848,822
	State Bank Financial Corp.	181,479	3,693,098
•	Sun Bancorp, Inc.	42,338	874,703
	SunTrust Banks, Inc.[a]	100,000	4,108,000
	Synovus Financial Corp.	100,000	2,899,000
•	Triumph Bancorp, Inc.	496,776	7,948,416
	Union Bankshares Corp.	75,000	1,853,250
	United Community Banks, Inc.	150,276	2,748,548
	Univest Corp. of Pennsylvania	45,000	945,900
•	Veritex Holdings, Inc.	164,110	2,629,042
	WashingtonFirst Bankshares, Inc.	96,150	2,077,801
•	Western Alliance Bancorp	150,000	4,897,500
	Yadkin Financial Corp.	989,006	24,814,161
			205,644,235
	Total Banks (Cost: $182,178,103)		205,644,235

	DIVERSIFIED FINANCIALS 8.02%

	Asset Management & Custody Banks 2.30%
	Manning & Napier, Inc.	198,120	1,882,140
	Newtek Business Services Corp.	50,004	636,051
	Saratoga Investment Corp.	55,753	941,110
	Silvercrest Asset Management Group, Inc.	240,658	2,945,654
			6,404,955
	Consumer Finance 1.36%
•	Synchrony Financial	150,000	3,792,000

	Investment Banking & Brokerage 2.00%
•	Cowen Group, Inc.	963,940	2,853,262
	Houlihan Lokey, Inc.	100,815	2,255,232
•	National Holdings Corp.	151,304	453,912
			5,562,406
	Other Diversified Financial Services 1.01%
•	Performant Financial Corp.	583,418	945,137
	Voya Financial, Inc.	75,000	1,857,000
			2,802,137
	Real Estate Investment Trust 1.25%
	Community Healthcare Trust, Inc.	164,921	3,486,430

	Unregistered Investment Company 0.10%
	Peregrine Holdings LLC[b,c,10,11,14]	275,000	284,752
	Total Diversified Financials (Cost: $25,266,383)		22,332,680

	INDUSTRIALS 0.57%

	Trading Companies & Distributors 0.57%
	TAL International Group, Inc.	100,000	1,341,000
•	CAI International, Inc.	31,860	238,950
	Total Industrials (Cost: $2,052,931)		1,579,950

	THRIFTS & MORTGAGE FINANCE 7.99%

	Thrifts & Mortgage Finance 7.99%
•	ASB Bancorp, Inc.	105,823	2,595,838
	Astoria Financial Corp.	65,000	996,450
•	Atlantic Coast Financial Corp.	538,908	3,222,670
•	HomeStreet, Inc.	22,420	446,607
	New York Community Bancorp, Inc.	350,000	5,246,500
	OceanFirst Financial Corp.	240,060	4,361,890
	United Financial Bancorp, Inc.	415,035	5,387,154
			22,257,109
	Total Thrifts & Mortgage Finance (Cost: $20,812,038)		22,257,109
	Total Common Stocks (Cost: $230,309,455)		251,813,974

	Warrants 0.62%
	(percentage of net assets)

	BANKS 0.62%

	Banks — Regional 0.62%
•	M&T Bank Corp., Expires 12/23/18	40,000	1,736,800
	Total Banks (Cost: $1,281,600)		1,736,800
	Total Warrants (Cost: $1,281,600)		1,736,800

10	RMB MENDON FINANCIAL SERVICES FUND	See Notes to Financial Statements

RMB Mendon Financial Services Fund

Portfolio Holdings (Continued) As of June 30, 2016 (Unaudited)

	Number of
	Shares	Value
Short-Term Instruments 3.59%
(percentage of net assets)

Money Market Fund 3.59%
Fidelity Treasury Portfolio, Class I, 0.1964%	10,000,000	$10,000,000
Total Money Market Fund (Cost: $10,000,000)		10,000,000
Total Short-Term Instruments (Cost: $10,000,000)		10,000,000

Total Investments 94.61% (Cost: $241,591,055)		$263,550,774

Call option written (0.10)%
(Premiums received: $313,277)		(272,000)

Cash and other assets, less liabilities 5.49%		15,276,605

Net Assets 100.00%		$278,555,379

	Number of
	Contracts
Call Option Written (0.10)%
(percentage of net assets)

BANKS (0.09)%

Banks — Regional (0.09)%
Citizens Financial Group, Inc., Calls
@ 25 due Jan 2017	(1,000)	(15,000)
SunTrust Banks, Inc., Calls
@ 41 due Oct 2016	(500)	(120,500)
@ 43 due Jan 2017	(500)	(110,000)
Total Banks (Premiums received: $237,299)		(245,500)

DIVERSIFIED FINANCIALS (0.01)%

Consumer Finance (0.01)%
Synchrony Financial, Calls
@ 30 due Dec 2016	(500)	(26,500)
Total Diversified Financials
(Premiums received: $75,978)		(26,500)
Total Call Option Written
(Premiums received: $313,277)		(272,000)

Federal Income Tax Basis of Investments

The tax cost of the fund at June 30, 2016, based on securities owned was $242,014,970.

The unrealized gross appreciation/(depreciation) for all securities in the fund at June 30, 2016 was $31,782,178 and $(10,246,374), respectively, and net unrealized appreciation was $21,535,804.

144A Security is restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities only to certain qualified buyers.

•	Indicates securities that do not produce income.

[a]	Securities or partial securities on which call/put options were written.

[b]	Affiliated company.

[c]	Indicates a fair valued security. Total market value for fair valued securities is $284,752, representing 0.10% of net assets.

See Notes to Financial Statements	RMB MENDON FINANCIAL SERVICES FUND	11

RMB Mendon Financial Long/Short Fund

Portfolio Holdings As of June 30, 2016 (Unaudited)

		Number of
		Shares	Value
	Common Stocks 91.43%
	(percentage of net assets)

	BANKS 61.39%

	Banks — Regional 53.64%
	Ameris Bancorp[a]	208,100	$6,180,570
•	Atlantic Capital Bancshares, Inc.	363,815	5,260,765
	BankUnited, Inc.	125,000	3,840,000
	BNC Bancorp[a]	595,002	13,512,495
	Boston Private Financial Holdings, Inc.	500,000	5,890,000
	Citizens Financial Group, Inc.[a,b]	400,000	7,992,000
	ConnectOne Bancorp, Inc.[a]	212,830	3,339,303
	Fidelity Southern Corp.	11,150	174,720
	Fifth Third Bancorp	100,000	1,759,000
•	First Foundation, Inc.	245,724	5,283,066
	First Horizon National Corp.[b]	250,000	3,445,000
	Home BancShares, Inc.[a]	100,000	1,979,000
•	HomeTrust Bancshares, Inc.[a]	254,879	4,715,261
	KeyCorp	650,000	7,182,500
	Live Oak Bancshares, Inc.	255,020	3,598,332
	NBT Bancorp, Inc.[a]	54,447	1,558,818
	Opus Bank[a]	201,220	6,801,236
	Regions Financial Corp.[a]	200,000	1,702,000
	Renasant Corp.[a]	50,000	1,616,500
•	Seacoast Banking Corporation of Florida	212,620	3,452,949
	State Bank Financial Corp.	253,409	5,156,873
	SunTrust Banks, Inc.[b]	100,000	4,108,000
	Synovus Financial Corp.[a]	225,000	6,522,750
•	Triumph Bancorp, Inc.[a]	350,123	5,601,968
	United Community Banks, Inc.	46,695	854,052
	Webster Financial Corp.[b]	100,000	3,395,000
•	Western Alliance Bancorp	200,000	6,530,000
	Yadkin Financial Corp.[a]	1,161,218	29,134,960
			150,587,118
	Diversified Banks 7.75%
	Bank of America Corp.[a,b]	1,000,600	13,277,962
	Citigroup, Inc.[b]	200,000	8,478,000
			21,755,962
	Total Banks (Cost: $162,822,408)		172,343,080

	DIVERSIFIED FINANCIALS 19.88%
	Asset Management & Custody Banks 2.60%
	Manning & Napier, Inc.	304,417	2,891,961
	Silvercrest Asset Management Group, Inc.	360,103	4,407,661
			7,299,622
	Consumer Finance 6.12%
	Discover Financial Services[b]	120,000	6,430,800
•	Synchrony Financial[b]	425,000	10,744,000
			17,174,800
	Investment Banking & Brokerage 9.40%
•	Cowen Group, Inc.	2,800,529	8,289,566
•	E*TRADE Financial Corp.[b]	200,000	4,698,000
	Houlihan Lokey, Inc.	89,080	1,992,720
	Lazard, Ltd.	100,000	2,978,000
	Morgan Stanley[a]	204,200	5,305,116
•	Stifel Financial Corp.	100,000	3,145,000
			26,408,402

	Real Estate Investment Trust 1.76%
	Community Healthcare Trust, Inc.	233,467	4,935,492
	Total Diversified Financials (Cost: $64,754,077)		55,818,316

	FINANCIAL SERVICES 1.19%

	Property & Casualty Insurance 1.19%
	XL Group PLC[b]	100,000	3,331,000
	Total Financial Services (Cost: $3,786,940)		3,331,000

	INDUSTRIALS 0.22%

	Trading Companies & Distributors 0.22%
•	CAI International, Inc.	81,490	611,175
	Total Industrials (Cost: $903,997)		611,175

	THRIFTS & MORTGAGE FINANCE 8.75%

	Thrifts & Mortgage Finance 8.75%
	Astoria Financial Corp.[a]	660,000	10,117,800
	New York Community Bancorp, Inc.[a]	500,000	7,495,000
	United Financial Bancorp, Inc.[a]	535,348	6,948,817
			24,561,617
	Total Thrifts & Mortgage Finance (Cost: $25,819,418)		24,561,617
	Total Common Stocks (Cost: $258,086,840)		256,665,188

	Warrants 0.62%
	(percentage of net assets)

	BANKS 0.62%

	Banks — Regional 0.62%
•	M&T Bank Corp., Expires 12/23/18	40,000	1,736,800
	Total Banks (Cost: $1,281,600)		1,736,800
	Total Warrants (Cost: $1,281,600)		1,736,800

	Number of
	Contracts
Call Option Long 0.01%
(percentage of net assets)

BANKS (0.0)%[c]

Banks — Regional (0.00)%[c]
Citizens Financial Group, Inc., Calls
@ 22.5 due Jul 2016	1,500	—
		—
Total Banks (Cost: $54,300)		—

DIVERSIFIED FINANCIALS 0.01%

Asset Management & Custody Banks 0.01%
Invesco Ltd., Calls
@ 30 due Jul 2016	1,500	15,000
		15,000
Total Diversified Financials (Cost: $53,026)		15,000
Total Call Option Long (Cost: $107,326)		15,000

12	RMB MENDON FINANCIAL LONG/SHORT FUND	See Notes to Financial Statements

RMB Mendon Financial Long/Short Fund

Portfolio Holdings (Continued) As of June 30, 2016 (Unaudited)

	Number of
	Contracts	Value
Put Option Long 0.37%
(percentage of net assets)

BANKS 0.09%

Banks — Regional 0.02%
BB&T Corp., Puts
@ 29 due Jul 2016	750	$—
@ 30 due Jul 2016	750	3,750
@ 32 due Jul 2016	1,500	15,000
@ 33 due Jul 2016	750	8,250
@ 34 due Jul 2016	750	18,750
Zions Bancorp, Puts
@ 21 due Jul 2016	1,500	—
@ 22 due Jul 2016	750	1,500
@ 23 due Jul 2016	750	12,750
		60,000
Diversified Banks 0.07%
Comerica Inc., Puts
@ 39 due Jul 2016	750	37,500
JPMorgan Chase & Co., Puts
@ 55 due Jul 2016	1,500	—
@ 56 due Jul 2016	750	—
@ 59 due Jul 2016	750	750
@ 59.5 due Jul 2016	750	43,500
@ 61 due Jul 2016	750	43,500
US Bancorp, Puts
@ 37 due Jul 2016	1,500	—
@ 38 due Jul 2016	750	3,000
@ 39 due Jul 2016	750	27,000
Wells Fargo & Co., Puts
@ 44.5 due Jul 2016	1,500	1,500
@ 45 due Jul 2016	750	10,500
@ 45.5 due Jul 2016	750	29,250
		196,500
Total Banks (Cost: $778,470)		256,500

DIVERSIFIED FINANCIALS 0.07%

Asset Management & Custody Banks 0.04%
Bank of NY Mellon Corp., Puts
@ 33.5 due Jul 2016	750	—
@ 35 due Jul 2016	750	—
@ 36.5 due Jul 2016	1,500	—
@ 37.5 due Jul 2016	750	30,000
@ 37.5 due Jul 2016	750	18,750
@ 38 due Jul 2016	750	27,750
Northern Trust Corp., Puts
@ 60 due Jul 2016	750	18,750
State Street Corp., Puts
@ 50 due Jul 2016	750	23,250
		118,500
Consumer Finance 0.01%
American Express Co., Puts
@ 54.5 due Jul 2016	750	1,500
@ 56 due Jul 2016	750	2,250
@ 57 due Jul 2016	750	12,000
		15,750
Investment Banking & Brokerage 0.02%
Charles Schwab Corp., Puts
@ 24 due Jul 2016	750	18,750
@ 20 due Aug 2016	1,500	15,000

TD Ameritrade Holding Corp., Puts
@ 23 due Aug 2016	750	11,250
		45,000
Specialized Finance (0.00)%[c]
Nasdaq, Inc., Puts
@ 60 due Jul 2016	750	11,250
Total Diversified Financials (Cost: $642,500)		190,500

EXCHANGE TRADED FUNDS 0.20%

Exchange Traded Funds 0.20%
Financial Select Sector SPDR, Puts
@ 19.5 due Jul 2016	1,500	—
@ 19.5 due Jul 2016	1,500	—
@ 20 due Jul 2016	1,125	2,250
@ 20.5 due Jul 2016	5,250	—
@ 21 due Jul 2016	1,125	5,625
@ 21 due Jul 2016	3,000	3,000
@ 21 due Jul 2016	1,500	—
@ 22 due Jul 2016	1,500	9,000
@ 22 due Jul 2016	1,500	1,500
@ 22.5 due Jul 2016	1,500	37,500
@ 22.5 due Jul 2016	1,500	19,500
iShares Russell 2000, Puts
@ 102 due Jul 2016	750	6,750
@ 104 due Jul 2016	375	4,500
@ 104 due Jul 2016	750	750
@ 105 due Jul 2016	750	750
@ 107 due Jul 2016	375	9,375
@ 108 due Jul 2016	1,500	40,500
@ 110 due Jul 2016	750	37,500
@ 110 due Jul 2016	1,500	31,500
@ 111 due Jul 2016	750	2,250
@ 112 due Jul 2016	750	32,250
SPDR S&P 500, Puts
@ 198 due Jul 2016	750	21,750
@ 198 due Jul 2016	750	9,000
@ 199 due Aug 2016	375	63,000
@ 200 due Jul 2016	375	15,375
@ 204 due Jul 2016	375	15,000
@ 205 due Jul 2016	375	36,000
@ 205.5 due Jul 2016	750	45,000
SPDR S&P Bank, Puts
@ 27 due Jul 2016	750	—
@ 28 due Jul 2016	1,500	—
@ 29 due Jul 2016	1,500	15,000
SPDR S&P Regional Banking, Puts
@ 33 due Jul 2016	1,500	—
@ 33.5 due Jul 2016	1,500	1,500
@ 34 due Jul 2016	750	6,000
@ 34 due Jul 2016	1,500	—
@ 34 due Jul 2016	750	—
@ 34.5 due Jul 2016	1,500	—
@ 35.5 due Jul 2016	1,500	18,000
@ 36 due Jul 2016	1,500	21,000
@ 36.5 due Jul 2016	750	28,500
@ 36.5 due Jul 2016	1,500	—
@ 37 due Jul 2016	750	28,500
@ 37.5 due Jul 2016	750	3,750
		571,875
Total Exchange Traded Funds (Cost: $2,581,321)		571,875

See Notes to Financial Statements	RMB MENDON FINANCIAL LONG/SHORT FUND	13

RMB Mendon Financial Long/Short Fund

Portfolio Holdings (Continued) As of June 30, 2016 (Unaudited)

	Number of
	Contracts	Value
FINANCIAL SERVICES 0.01%

Life & Health Insurance 0.01%
Aflac Inc., Puts
@ 67.5 due Jul 2016	750	$12,750
		12,750
Property & Casualty Insurance(0.00)%[c]
Allstate Corp., Puts
@ 65 due Jul 2016	750	11,250
		11,250
Total Financial Services (Cost: $112,530)		24,000
Total Put Option Long (Cost: $4,114,821)		1,042,875

		Number of Shares
	Short-Term Instruments 4.27%
	(percentage of net assets)

	Money Market Fund 4.27%
	Fidelity Treasury Portfolio, Class I, 0.20%	12,000,000	12,000,000
	Total Money Market Fund (Cost: $12,000,000)		12,000,000
	Total Short-Term Instruments (Cost: $12,000,000)		12,000,000

	Total Investments 96.70% (Cost: $275,590,587)		$271,459,863

	Short Sales (14.29)% (Proceeds: $38,594,959)		(40,104,773)

	Call option written (0.21)%
	(Premiums received: $1,462,730)		(586,250)

	Put option written (0.15)%
	(Premiums received: $986,083)		(431,017)

	Cash and other assets, less liabilities 17.95%		50,385,329

	Net Assets 100.00%		$280,723,152

	Short Sales (14.29)%
	(percentage of net assets)

	BANKS (3.30)%

	Banks — Regional (3.30)%
	City Holding Co.	(25,000)	(1,136,750)
	Commerce Bancshares, Inc.	(60,000)	(2,874,000)
	Cullen/Frost Bankers, Inc.	(60,000)	(3,823,800)
•	Hilltop Holdings, Inc.	(67,500)	(1,416,825)
			(9,251,375)
	Total Banks (Proceeds received: $9,451,974)		(9,251,375)

	DIVERSIFIED FINANCIALS (6.21)%

	Asset Management & Custody Banks (2.31)%
	BlackRock, Inc.	(12,120)	(4,151,464)
	Federated Investors, Inc.	(80,750)	(2,323,985)
			(6,475,449)
	Multi-line Insurance (2.38)%
	Marsh & McLennan Cos, Inc.	(97,500)	(6,674,850)

	Specialized Finance (1.52)%
	Moody’s Corp.	(45,700)	(4,282,547)
	Total Diversified Financials
	(Proceeds received: $16,277,880)		(17,432,846)

	INDUSTRIALS (1.47)%

	Trading Companies & Distributors (1.47)%
	GATX Corp.	(67,500)	(2,967,975)
•	Willis Lease Finance Corp.	(52,640)	(1,170,187)
			(4,138,162)
	Total Industrials (Proceeds received: $3,976,661)		(4,138,162)

	INFORMATION TECHNOLOGY (1.13)%

	Application Software (1.13)%
	Fair Isaac Corp.	(28,020)	(3,166,540)
	Total Information Technology
	(Proceeds received: $2,833,108)		(3,166,540)

	THRIFTS & MORTGAGE FINANCE (2.18)%

	Thrifts & Mortgage Finance (2.18)%
	Oritani Financial Corp.	(79,040)	(1,263,850)
	Washington Federal, Inc.	(200,000)	(4,852,000)
			(6,115,850)
	Total Thrifts & Mortgage Finance
	(Proceeds received: $6,055,336)		(6,115,850)
	Total Short Sales
	(Proceeds: $38,594,959)		(40,104,773)

	Number of Contracts
Call Option Written (0.21)%
(percentage of net assets)

BANKS (0.19)%

Banks — Regional (0.12)%
Citizens Financial Group, Inc., Calls
@ 25 due Jan 2017	(1,500)	(22,500)
First Horizon National Corp., Calls
@ 14 due Nov 2016	(1,000)	(65,000)
@ 15 due Nov 2016	(750)	(22,500)
SunTrust Banks, Inc., Calls
@ 41 due Oct 2016	(500)	(120,500)
@ 43 due Jan 2017	(500)	(110,000)
Webster Financial Corp., Calls
@ 40 due Jul 2016	(500)	—
@ 45 due Jan 2017	(500)	—
		(340,500)
Diversified Banks (0.07)%
Bank of America Corp., Calls
@ 15 due Sep 2016	(2,000)	(28,000)
@ 15 due Nov 2016	(1,000)	(31,000)
@ 15 due Jan 2017	(1,000)	(48,000)
@ 16 due Jan 2017	(2,000)	(54,000)
Citigroup, Inc., Calls
@ 52.5 due Jan 2017	(500)	(26,500)
@ 55 due Jan 2017	(500)	(15,000)
		(202,500)
Total Banks (Premiums received: $1,002,433)		(543,000)

14	RMB MENDON FINANCIAL LONG/SHORT FUND	See Notes to Financial Statements

RMB Mendon Financial Long/Short Fund

Portfolio Holdings (Continued) As of June 30, 2016 (Unaudited)

	Number of
	Contracts	Value
DIVERSIFIED FINANCIALS (0.02)%

Consumer Finance (0.02)%
Discover Financial Services, Calls
@ 60 due Jul 2016	(1,000)	$(3,000)
Synchrony Financial, Calls
@ 33 due Sep 2016	(1,000)	—
@ 30 due Dec 2016	(750)	(39,750)
@ 36 due Jan 2017	(1,000)	—
		(42,750)
Investment Banking & Brokerage(0.00)%[c]
E*TRADE Financial Corp., Calls
@ 32 due Oct 2016	(500)	—
@ 34 due Jan 2017	(500)	(500)
		(500)
Total Diversified Financials
(Premiums received: $460,297)		(43,250)
Total Call Option Written
(Premiums received: $1,462,730)		(586,250)

Put Option Written (0.15)%
(percentage of net assets)

DIVERSIFIED FINANCIALS (0.09)%

Asset Management & Custody Banks (0.06)%
Legg Mason Inc., Puts
@ 28 due Aug 2016	(2,000)	(180,000)

Specialized Finance (0.03)%
Moody’s Corp., Puts
@ 90 due Aug 2016	(157)	(36,267)
@ 85 due Nov 2016	(150)	(44,250)
		(80,517)
Total Diversified Financials
(Premiums received: $461,942)		(260,517)

EXCHANGE TRADED FUNDS (0.03)%

Exchange Traded Funds (0.03)%
iShares Russell 2000, Puts
@ 98 due Jul 2016	(375)	(1,500)
@ 101 due Jul 2016	(375)	(3,000)
@ 105 due Jul 2016	(1,500)	(24,000)
SPDR S&P 500, Puts
@ 190 due Jul 2016	(1,125)	(11,250)
@ 190 due Jul 2016	(750)	(3,000)
@ 189 due Aug 2016	(375)	(27,750)
Total Exchange Traded Funds
(Premiums received: $352,933)		(70,500)

FINANCIAL SERVICES (0.03)%

Property & Casualty Insurance (0.03)%
XL Group PLC, Puts
@ 30 due Oct 2016	(2,000)	(100,000)
		(100,000)
Total Financial Services
(Premiums received: $171,208)		(100,000)
Total Put Option Written
(Premiums received: $986,083)		(431,017)

Federal Income Tax Basis of Investments

The tax cost of the fund at June 30, 2016, based on securities owned was $276,072,701.

The unrealized gross appreciation/(depreciation) for all securities in the fund at June 30, 2016 was $19,084,609 and $(23,697,447), respectively, and net unrealized depreciation was $(4,612,838).

•	Indicates securities that do not produce income.

[a]	Security or partial security segregated as collateral for securities sold short. The funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The aggregate market value of collateral posted was $65,247,039. The fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the fund.

[b]	Securities or partial securities on which call/put options were written.

[c]	Rounds to less than 0.005%.

See Notes to Financial Statements	RMB MENDON FINANCIAL LONG/SHORT FUND	15

Statements of Assets and Liabilities as of June 30, 2016 (Unaudited)

			RMB Mendon
		RMB Mendon	Financial
	RMB	Financial	Long/Short
	Fund	Services Fund	Fund
Assets:
Investments:
Investments at cost of unaffiliated securities[14,15]	$48,894,181	$235,497,103	$275,590,587
Investments at cost of affiliated securities[10,14]	—	6,093,952	—
Total investments at cost	48,894,181	241,591,055	275,590,587
Net unrealized appreciation/(depreciation) on unaffiliated investments	38,811,917	21,959,719	(4,130,724)
Total investments at value	87,706,098	263,550,774	271,459,863
Cash	10,449,938	24,811,738	12,620,769
Cash on deposit for securities sold short	—	—	44,411,048
Dividends and interest receivable	8,157	61,908	83,118
Receivable for capital stock sold	109	1,566,065	984,723
Receivable for investments sold	1,381,740	596,035	628,488
Prepaid expenses	38,089	72,634	83,650
Other assets	3,023	19,868	41,087
Total assets	99,587,154	290,679,022	330,312,746

Liabilities:
Payable for fund shares redeemed	250,090	1,147,879	4,513,714
Payable for investments purchased	1,694,750	10,503,950	3,705,935
Short sales at value*	—	—	40,104,773
Options written at value**[7,15]	383,380	272,000	1,017,267
Payable for auditing and legal fees	—	—	205
Payable for administration fees[2]	12,103	31,940	33,307
Payable for investment advisory fees[3]	25,535	91,302	122,985
Payable for distribution fees and service fees[4]	24,751	76,572	70,798
Payable for transfer agent fees	25,398	—	20,610
Total liabilities	2,416,007	12,123,643	49,589,594
Net assets	$97,171,147	$278,555,379	$280,723,152

Analysis of Net Assets:[8]
By source:
Par value	$297,237	$904,437	$1,428,378
Capital paid-in	41,477,269	251,976,505	287,237,052
Accumulated undistributed net investment income/(loss)	(1,152,327)	381,182	(362,118)
Accumulated net realized gain/(loss) on investments	17,793,547	3,292,259	(3,371,168)
Net unrealized appreciation/(depreciation) on investments, written options and short sales	38,755,421	22,000,996	(4,208,992)
Net assets	$97,171,147	$278,555,379	$280,723,152

By share class:

Net assets:
Class A	$89,995,792	$248,004,309	$192,900,753
Class C	$7,175,355	$30,551,070	$24,944,375
Class I	—	—	62,878,024

NAV (par value $0.10 per share)
Class A5	$32.91	$31.04	$15.37
Class C	$30.23	$28.95	$14.41
Class I	$—	$—	$15.43

Capital Shares outstanding:
(unlimited number of Shares has been authorized)
Class A	2,735,010	7,989,103	12,552,501
Class C	237,357	1,055,266	1,731,274
Class I	—	—	4,076,184

*	The payables for shorts include proceeds received for the following amounts: RMB Mendon Financial Long/Short Fund $38,594,959.
**	The Payables for options written include premiums received for the following amounts: RMB Fund $326,883, RMB Mendon Financial Services Fund $313,277 and RMB Mendon Financial Long/Short Fund $2,448,813.

16	ASSETS AND LIABILITIES	See Notes to Financial Statements

Statements of Operations For the period ended June 30, 2016 (Unaudited)

			RMB Mendon
		RMB Mendon	Financial
	RMB	Financial	Long/Short
	Fund	Services Fund	Fund
Investment Income:
Interest	$3,376	$9,058	$10,766
Dividends*	887,344	2,296,651	2,950,723
Total income	890,720	2,305,709	2,961,489

Expenses:
Investment advisory fees[3]	305,856	963,443	1,435,055
Performance adjustment	—	—	50,918
Administration fees[2]	76,462	179,221	215,393
Interest expense on securities sold short	—	—	25,619
Dividend expense on securities sold short	—	—	542,611
Service fees (Class C)[4]	10,557	34,851	29,976
Distribution fees (Class A)[4]	116,883	286,296	352,119
Distribution fees (Class C)[4]	31,670	104,554	89,927
Transfer agent fees	45,585	96,746	152,055
Audit and legal fees	63,666	63,666	69,112
Reports to shareholders	27,458	27,440	24,724
Trustees’ fees and insurance expenses	46,031	46,029	46,029
Custodian fees	7,601	17,140	30,224
Registration fees and expenses	9,506	17,629	24,108
Fund accounting expenses	33,192	64,624	78,116
Miscellaneous expenses	23,210	22,888	25,586
Total expenses before reimbursement	797,677	1,924,527	3,191,572
Net contractual recoupment by adviser[6]	—	—	132,035
Net expenses	797,677	1,924,527	3,323,607
Net investment income (loss)	$93,043	$381,182	$(362,118)

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options and Short Sales
Realized gain/(loss) from securities, written options and short sales transactions:
Realized gain/(loss) on investments	13,561,651	3,108,236	(7,390,022)
Realized gain on written options	464,541	68,217	914,409
Realized gain on short sales	—	—	2,368,016
Net realized gain/(loss) from securities, written options and short sales transactions	14,026,192	3,176,453	(4,107,597)

Unrealized appreciation/(depreciation) on:
Net unrealized depreciation on investments	(21,367,441)	(13,713,830)	(28,278,277)
Net unrealized appreciation/(depreciation) on written options	(23,806)	20,560	(819,528)
Net unrealized depreciation on short sales transactions	—	—	(1,734,126)
Net unrealized depreciation of investments, written options and short sales transactions	(21,391,247)	(13,693,270)	(30,831,931)
Net realized and unrealized loss on investments, written options and short sales transactions	(7,365,055)	(10,516,817)	(34,939,528)
Net decrease in net assets resulting from operations	$(7,272,012)	$(10,135,635)	$(35,301,646)

*	Net of foreign taxes withheld of $1,410 for the RMB Fund.

See Notes to Financial Statements	OPERATIONS	17

Statements of Changes in Net Assets

	RMB Fund		RMB Mendon Financial Services Fund		RMB Mendon Financial Long/Short Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase/(decrease) in Net Assets
From operations:
Net investment income/(loss)	$93,043	$271,278	$381,182	$(101,915)	$(362,118)	$(693,084)
Net realized gain/(loss) on transactions	14,026,192	10,120,958	3,176,453	7,836,285	(4,107,597)	9,154,934
Unrealized appreciation/(depreciation)	(21,391,247)	(7,759,923)	(13,693,270)	15,302,029	(30,831,931)	10,236,622
Net increase/(decrease) in net assets resulting from operations	(7,272,012)	2,632,313	(10,135,635)	23,036,399	(35,301,646)	18,698,472

Distributions to shareholders:
From realized gains from securities transactions:
Class A shares	—	(10,019,812)	—	(6,863,622)	—	(6,531,044)
Class C shares	—	(1,136,057)	—	(940,797)	—	(558,469)
Class I shares	—	—	—	—	—	(759,532)
Total distributions from realized gains	—	(11,155,869)	—	(7,804,419)	—	(7,849,045)
Total distributions to shareholders	—	(11,155,869)	—	(7,804,419)	—	(7,849,045)
Increase/(decrease) in net assets derived from capital share transactions	(17,356,721)	(9,326,011)	36,893,058	147,622,696	(70,335,081)	294,262,870
Redemption fees[13]	17,379	132	25,834	11,095	34,907	54,640
Increase/(decrease) in net assets for the period	(24,611,354)	(17,849,435)	26,783,257	162,865,771	(105,601,820)	305,166,937

Net assets:
Beginning of period	121,782,501	139,631,936	251,772,122	88,906,351	386,324,972	81,158,035
End of period	$97,171,147	$121,782,501	$278,555,379	$251,772,122	$280,723,152	$386,324,972
Undistributed net investment income/(loss), end of period	$(1,152,327)	$(1,245,370)	$381,182	$—	$(362,118)	$—

18	CHANGES IN NET ASSETS	See Notes to Financial Statements

Statements of Changes in Net Assets — Capital Stock Activity

			RMB Mendon		RMB Mendon
	RMB Fund		Financial Services Fund		Financial Long/Short Fund
	Six Months		Six Months		Six Months
	Ended		Ended		Ended
	June 30,	Year Ended	June 30,	Year Ended	June 30,	Year Ended
	2016	December 31,	2016	December 31,	2016	December 31,
	(Unaudited)	2015	(Unaudited)	2015	(Unaudited)	2015
Capital stock transactions in dollars:
Class A shares
Net proceeds from sale of shares	$355,557	$3,339,205	$109,101,449	$148,154,159	$70,289,736	$285,515,536
Net asset value of shares issued to shareholders in reinvestment of dividends	—	9,112,103	—	6,151,724	—	5,606,589
Cost of shares redeemed	(14,196,726)	(18,736,162)	(76,848,635)	(19,422,848)	(168,116,725)	(50,931,286)
Net increase/(decrease)	$(13,841,169)	$(6,284,854)	$32,252,814	$134,883,035	$(97,826,989)	$240,190,839

Class C
Net proceeds from sale of shares	$64,027	$464,602	$6,690,546	$13,466,803	$4,542,054	$14,484,205
Net asset value of shares issued to shareholders in reinvestment of dividends	—	1,073,204	—	874,992	—	507,543
Cost of shares redeemed	(3,579,579)	(4,578,963)	(2,050,302)	(1,602,134)	(2,481,180)	(1,820,670)
Net increase/(decrease)	$(3,515,552)	$(3,041,157)	$4,640,244	$12,739,661	$2,060,874	$13,171,078

Class I
Net proceeds from sale of shares	—	—	—	—	39,332,441	41,241,746
Net asset value of shares issued to shareholders in reinvestment of dividends	—	—	—	—	—	759,530
Cost of shares redeemed	—	—	—	—	(13,901,407)	(1,100,323)
Net increase	$—	$—	$—	$—	$25,431,034	$40,900,953
Net increase/(decrease) in net assets derived from capital shares transactions	$(17,356,721)	$(9,326,011)	$36,893,058	$147,622,696	$(70,335,081)	$294,262,870

Share Transactions
Class A
Shares sold	11,107	85,385	3,596,330	4,664,352	4,525,202	17,145,767
Shares issued for reinvestments	—	252,273	—	189,225	—	327,297
Shares redeemed	(436,021)	(477,692)	(2,563,028)	(650,034)	(11,013,700)	(3,159,865)
Net increase/(decrease)	(424,914)	(140,034)	1,033,302	4,203,543	(6,488,498)	14,313,199

Class C
Shares sold	2,167	12,635	234,926	458,677	311,093	930,787
Shares issued for reinvestments	—	32,199	—	28,735	—	31,466
Shares redeemed	(122,317)	(124,935)	(72,777)	(56,321)	(171,825)	(119,504)
Net increase/(decrease)	(120,150)	(80,101)	162,149	431,091	139,268	842,749

Class I
Shares sold	—	—	—	—	2,536,826	2,477,036
Shares issued for reinvestments	—	—	—	—	—	44,262
Shares redeemed	—	—	—	—	(917,411)	(64,529)
Net increase	—	—	—	—	1,619,415	2,456,769

See Notes to Financial Statements	CHANGES IN NET ASSETS	19

Financial Highlights For a share outstanding throughout each period.

	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net Investment Income (loss)[a]	Net realized and unrealized gain (loss) on securities and options[7]	Total from investment operations	Dividends from net investment income	Distributions from return of capital	Distributions from capital gains (from securities and options transactions)	Total distributions
RMB Fund
CLASS A SHARES[b]
6/30/2016
(unaudited)	$34.90	$0.04	$(2.03)	$(1.99)	$—	$—	$—	$—
12/31/2015	37.64	0.11	0.58	0.69	—	—	(3.43)	(3.43)
12/31/2014	36.76	0.10	2.85	2.95	(0.14)	—	(1.93)	(2.07)
12/31/2013	31.65	0.19	7.43	7.62	(0.03)	—	(2.48)	(2.51)
12/31/2012	29.00	0.29	3.37	3.66	(0.05)	—	(0.96)	(1.01)
12/31/2011	28.70	0.10	1.40	1.50	—	—	(1.20)	(1.20)

CLASS C SHARES
6/30/2016
(unaudited)	$32.19	$(0.07)	$(1.89)	$(1.96)	$—	$—	$—	$—
12/31/2015	35.23	(0.17)	0.56	0.39	—	—	(3.43)	(3.43)
12/31/2014	34.65	(0.18)	2.69	2.51	—	—	(1.93)	(1.93)
12/31/2013	30.16	(0.07)	7.04	6.97	—	—	(2.48)	(2.48)
12/31/2012	27.84	0.05	3.23	3.28	—	—	(0.96)	(0.96)
12/31/2011	27.80	(0.10)	1.34	1.24	—	—	(1.20)	(1.20)

RMB Mendon Financial Services Fund
CLASS A SHARES[g]
6/30/2016
(unaudited)	$32.31	$0.06	$(1.33)	$(1.27)	$—	$—	$—	$—
12/31/2015	27.88	—	5.70	5.70	—	—	(1.27)	(1.27)
12/31/2014	25.77	(0.21)	3.06	2.85	—	—	(0.74)	(0.74)
12/31/2013	19.03	(0.13)	6.87	6.74	—	—	—	—
12/31/2012	15.42	(0.07)	3.68	3.61	—	—	—	—
12/31/2011	17.21	(0.06)	(1.72)	(1.78)	(0.01)	—	—	(0.01)

CLASS C SHARES
6/30/2016
(unaudited)	$30.25	$(0.05)	$(1.25)	$(1.30)	$—	$—	$—	$—
12/31/2015	26.36	(0.21)	5.37	5.16	—	—	(1.27)	(1.27)
12/31/2014	24.59	(0.39)	2.90	2.51	—	—	(0.74)	(0.74)
12/31/2013	18.30	(0.28)	6.57	6.29	—	—	—	—
12/31/2012	14.94	(0.18)	3.54	3.36	—	—	—	—
12/31/2011	16.79	(0.18)	(1.67)	(1.85)	—	—	—	—

RMB Mendon Financial Long/Short Fund
CLASS A SHARES
6/30/2016
(unaudited)	$16.80	$(0.02)	$(1.41)	$(1.43)	$—	$—	$—	$—
12/31/2015	14.92	(0.07)	2.33	2.26	—	—	(0.39)	(0.39)
12/31/2014	13.90	(0.14)	1.81	1.67	—	—	(0.65)	(0.65)
12/31/2013	11.40	(0.00)[c]	2.68	2.68	—	—	(0.18)	(0.18)
12/31/2012	9.39	(0.06)	2.44	2.38	—	—	(0.37)	(0.37)
12/31/2011	11.92	(0.12)	(1.72)	(1.84)	(0.03)	—	(0.66)	(0.69)

CLASS C SHARES
6/30/2016
(unaudited)	$15.80	$(0.07)	$(1.32)	$(1.39)	$—	$—	$—	$—
12/31/2015	14.17	(0.17)	2.19	2.02	—	—	(0.39)	(0.39)
12/31/2014	13.32	(0.23)	1.73	1.50	—	—	(0.65)	(0.65)
12/31/2013	11.01	(0.09)	2.58	2.49	—	—	(0.18)	(0.18)
12/31/2012	9.14	(0.13)	2.37	2.24	—	—	(0.37)	(0.37)
12/31/2011	11.67	(0.19)	(1.68)	(1.87)	—	—	(0.66)	(0.66)

CLASS I SHARES
6/30/2016
(unaudited)	$16.84	$0.01	$(1.42)	$(1.41)	$—	$—	$—	$—
For the period
from 8/20/2015[n]
through 12/31/2015	16.39	—	0.83	0.83	—	—	(0.39)	(0.39)

a	Per share values have been calculated using the average share method.
b	On December 28, 2011, all 1,092.67 Class B shares of the RMB Fund (formerly the Burnham Fund) with net asset value of $31,385 automatically converted to Class A shares.
c	Less than $0.01 per share.
d	Total Return was not annualized for periods less than one year, assumes dividend reinvesment and does not relect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.
e	Annualized
f	Not Annualized.
g	On December 28, 2011, all 60,448.26 Class B shares of RMB Mendon Financial Services Fund (formerly the Burnham Financial Services Fund) with net asset value of $866,082 automatically converted to Class A shares.
h	Ratio of total expenses after reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 1.75%, 1.85%, 1.80%, 1.75%, 1.59% and 1.74%, for 6/30/2016, through 12/31/2011, respectively.
i	Ratio of total expenses before reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 1.65%, 1.74%, 1.85%, 1.89%, 2.10% and 1.95%, for 6/30/2016, through 12/31/2011, respectively.

20	FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

.

					Ratio to average net assets %

Redemption fees[a]		Net asset value, end of period	Total return %	Net assets, end of period (in $000’s)	Ratio of total expenses after reimbursement/ recovery[6]		Ratio of total expenses before reimbursement/ recovery[6]		Ratio of net investment income (loss)	Portfolio turnover rate %

$0.00	[c]	$32.91	(5.70)[d]	$89,996	1.50	[e]	1.50	[e]	0.24 [e]	14	[f]
0.00	[c]	34.90	1.52	110,275	1.38		1.38		0.28	17
0.00	[c]	37.64	8.04	124,215	1.36		1.36		0.25	24
0.00	[c]	36.76	24.28	145,480	1.33		1.33		0.53	45
0.00	[c]	31.65	12.61	145,034	1.38		1.43		0.91	82
0.00	[c]	29.00	5.40	90,790	1.40		1.40		0.35	89

$0.00	[c]	$30.23	(6.09)[d]	$7,175	2.25	[e]	2.25	[e]	(0.51)[e]	14	[f]
0.00	[c]	32.19	0.77	11,507	2.13		2.13		(0.47)	17
0.00	[c]	35.23	7.25	15,417	2.11		2.11		(0.50)	24
0.00	[c]	34.65	23.32	17,810	2.08		2.08		(0.22)	45
0.00	[c]	30.16	11.77	13,542	2.13		2.18		0.16	82
0.00	[c]	27.84	4.64	1,618	2.14		2.14		(0.35)	89

$0.00	[c]	$31.04	(3.93)[d]	$248,004	1.42	[e]	1.42	[e]	0.38 [e]	26	[f]
0.00	[c]	32.31	20.43	224,755	1.71		1.61		0.02	62
0.00	[c]	27.88	11.11	76,726	1.80		1.64		(0.79)	106
0.00	[c]	25.77	35.42	77,206	1.80		1.81		(0.56)	126
0.00	[c]	19.03	23.41	46,157	1.70		2.24		(0.35)	168
0.00	[c]	15.42	(10.34)	37,801	1.80		1.90		(0.39)	129

$0.00	[c]	$28.95	(4.30)[d]	$30,551	2.17	[e]	2.17	[e]	(0.37)[e]	26	[f]
0.00	[c]	30.25	19.55	27,017	2.46		2.36		(0.73)	62
0.00	[c]	26.36	10.26	12,180	2.55		2.39		(1.54)	106
0.00	[c]	24.59	34.37	7,258	2.55		2.56		(1.31)	126
0.00	[c]	18.30	22.49	3,895	2.43		2.99		(1.08)	168
0.00	[c]	14.94	(11.02)	2,199	2.55		2.63		(1.15)	129

$0.00		$15.37	(8.46)[d]	$192,901	2.11	[e,h]	2.01	[e,i]	(0.25)[e,j]	32	[f]
0.01		16.80	15.10	319,796	2.24	[h]	2.14	[i]	(0.40)[j]	72
0.00	[c]	14.92	12.08	70,544	2.30	[h]	2.35	[i]	(0.95)[j]	131
0.00	[c]	13.90	23.52	67,912	2.27	[h]	2.41	[i]	(0.02)[j]	172
0.00	[c]	11.40	25.38	50,459	2.18	[h]	2.69	[i]	(0.61)[j]	204
0.00	[c]	9.39	(15.26)	54,851	2.63	[h]	2.75	[i]	(1.08)[j]	148

$0.00	[c]	$14.41	(8.80)[d]	$24,944	2.81	[e,k]	2.71	[e,l]	(0.95)[e,m]	32	[f]
0.00	[c]	15.80	14.21	25,160	2.94	[k]	2.84	[l]	(1.10)[m]	72
0.00	[c]	14.17	11.33	10,614	3.00	[k]	3.05	[l]	(1.65)[m]	131
0.00	[c]	13.32	22.62	8,529	2.97	[k]	3.11	[l]	(0.72)[m]	172
0.00	[c]	11.01	24.54	7,140	2.86	[k]	3.39	[l]	(1.29)[m]	204
0.00	[c]	9.14	(15.85)	6,504	3.33	[k]	3.46	[l]	(1.77)[m]	148

$0.00	[c]	$15.43	(8.32)[d]	$62,878	1.71	[e,o]	1.71	[e,p]	0.15 [e,q]	32	[f]

0.01		16.84	5.03 [d]	41,369	1.84	[e,o]	1.84	[e,p]	0.00 [e,q]	72	[f]

j	Ratio of net investment income (loss) excluding dividend and interest expense on securities sold short, the ratios would have been 0.11%, (0.01%), (0.45%), 0.51%, (0.02)% and (0.27)%, for 6/30/2016, through 12/31/2011, respectively.

k	Ratio of total expenses after reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 2.45%, 2.55%, 2.50%, 2.45%, 2.27% and 2.44% for 6/30/2016, through 12/31/2011, respectively.

l	Ratio of total expenses before reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 2.35%, 2.44%, 2.55%, 2.59%, 2.80% and 2.65%, for 6/30/2016, through 12/31/2011, respectively.

m	Ratio of net investment income (loss) excluding dividend and interest expense on securities sold short, the ratios would have been (0.59)%, (0.71%), (1.15%), (0.19)%, (0.70)% and (0.94)%, for 6/30/2016, through 12/31/2011, respectively.

n	Commencement of operations.

o	Ratio of total expenses after reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 1.35% and 1.44% for 6/30/2016, through 12/31/2015, respectively.

p	Ratio of total expenses before reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 1.35% and 1.44% for 6/30/2016, through 12/31/2015, respectively.

q	Ratio of net investment income (loss) excluding dividend and interest expense on securities sold short, the ratios would have been 0.51% and (0.40%) for 6/30/2016, through 12/31/2015, respectively.

See Notes to Financial Statements	FINANCIAL HIGHLIGHTS	21

Notes to Financial Statements (Unaudited)

Organization

All the funds (‘‘Funds’’) of RMB Investors Trust (formerly Burnham Investors Trust) (‘‘Trust’’) share the adviser’s fundamental philosophy of prudent investment and risk management.

The Trust is registered under the Investment Company Act of 1940 as a diversified, open-ended management company. The RMB Fund seeks capital appreciation, mainly long term. The RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund seek capital appreciation.

See Note 16. Subsequent Events.

1. Accounting Policies

General:

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

Fair Value Pricing

Each Fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. A Fund that uses fair value to price securities may value those securities higher or lower than a Fund that uses market quotations. By its nature a fair value price is an estimate and differences between fair value and what a security is sold for could be material. Securities for which market quotations are not readily available, or that have quotations which Management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

The Funds use these methods to value portfolio securities:

Stocks and other equities are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) or the NASDAQ Official Closing Price (‘‘NOCP’’) on the valuation date. If there are no trades or there is no closing price that day, securities are valued at the last available bid price.

Bonds and other debt securities (except for short-term securities) are valued according to prices obtained from independent pricing services or from a principal market maker. These services rely either on the latest bid and asked prices or on a matrix system that assigns values based on a number of factors, such as security prices, yields, maturities, and ratings.

Money market instruments and other temporary cash investments whose maturity is less than 60 days are valued at amortized cost, which approximates fair value, by amortizing any discount or premium in a straight line from the present to the maturity date. For temporary cash investments whose maturity is longer than 60 days, the Funds value them the same way bonds are valued.

Option contracts may be written or purchased to manage exposure to certain changes in the market or as a substitute for securities transactions. When a Fund writes a call or put option, it records the amount received as an asset and an equivalent amount as a liability. The Fund subsequently marks-to-market the liability to reflect the current value of the option written. The writing or purchase of put or call options may result in losses to the Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than or lower than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold. When an option expires or is offset, the Fund records a gain or loss (separate from any unrealized gain or loss on the underlying security). When a counterparty exercises a call option that the Fund wrote, the Fund adds the proceeds from the delivery of the underlying security to the amount originally received and records the resulting gain or loss.

Exchange traded options are valued at the last sale price, or if no sales are reported, options are valued at the last bid price for purchased options and for written options.

Short sales

The Funds may take ‘‘short’’ positions (i.e., sell ‘‘short’’) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of net assets, which is measured daily by Management. During the period ended June 30, 2016, the RMB Mendon Financial Long/Short Fund sold short to hedge its long positions in periods of market decline and to take advantage of negative information about companies gained from the adviser’s research. When a Fund enters into a short sale, the Fund records a liability for securities sold short and records an asset equal to proceeds received. The amount of the liability is subsequently marked-to-market to reflect the market value of securities sold short. The Fund may also incur a dividend expense if a security that has been sold short declares a dividend. Until the Fund replaces a borrowed security, it will maintain, in a segregated account at all times, cash, US government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral, will at least equal the current market value of the security sold short. All short sales must be collateralized as required by law or agreement with the Funds’ prime broker. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss. This risk is potentially unlimited, as a Fund that sells a security short without hedging will be exposed to any market value increase. During the period ended June 30, 2016, only the RMB Mendon Financial Long/Short Fund engaged in short sales.

Multiple Class Allocations

Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and

22	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Accounting for Portfolio Transactions

The Funds account for purchases and sales of portfolio securities as of each security’s trade date. The Funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the Funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The Funds record interest income on an accrual basis. Amortization of all premiums and discounts relating to fixed income securities are calculated using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds, understanding of the applicable country’s tax rules and rates.

Securities Lending

The Funds may lend securities to brokers, dealers, and other financial organizations to earn additional income. Each security loan is collateralized with segregated assets held with the custodian in an amount equal to or greater than the current market value of the loaned securities.

When a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the Fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The Fund will bear the risk of loss with respect to the investment of cash collateral. As of June 30, 2016 no securities were out on loan.

Use of Management Estimates

The preparation of financial statements in conformity with U.S. GAAP requires Management to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a Fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.

2. Administrative Fees

RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund each had paid the administrator 0.15% of average daily net assets up to $150 million, 0.125% of average daily net assets from $150 million to $300 million, and 0.10% of average daily net assets above $300 million.

3. Adviser Fees

Prior to July 1, 2016, Burnham Asset Management Corp. served as the adviser to the Funds. Effective July 1, 2016 RMB Capital Management, LLC (‘‘RMB’’) commenced service as the adviser to the Funds. There was no change to fees as a result of the change in adviser. The adviser is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each Fund at the following rates:

RMB Fund	0.60%
RMB Mendon Financial Services Fund	0.75%
RMB Mendon Financial Long/Short Fund	0.90%

The adviser’s basic fee with respect to RMB Mendon Financial Long/Short Fund may be adjusted upward or downward (by up to 0.10% of the Fund’s rolling 36 month average daily net assets) depending on whether and to what extent the Fund’s performance for the relevant performance period, which consists of the current month and the prior 35 months, exceeds or is exceeded by the performance of the KBW Bank Index. This performance comparison is made at the end of each month. The performance adjustment for RMB Mendon Financial Long/Short was $50,918 which resulted in a net adviser fee for $1,485,973.

4. Distribution Fees and Commissions

From January 1, 2016 through February 12, 2016, Burnham Securities Inc. (‘‘BSI’’) served as principal distributor to the Funds pursuant to a distribution agreement. The Trust entered into a Distribution Agreement on behalf of the Funds with Foreside Fund Services, LLC (the ‘‘Distributor’’) on January 22, 2016, effective February 13, 2016. The Distributor acts as principal underwriter of each Fund’s shares. The Funds have adopted distribution plans under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), to reimburse the Distributor for services provided for distributing shares of the Funds. The following Funds pay the Distributor a distribution fee of:

	Class A	Class C
RMB Fund	0.25%	0.75%
RMB Mendon Financial Services Fund	0.25%	0.75%
RMB Mendon Financial Long/Short Fund	0.30%	0.75%

The following Funds pay the Distributor a service fee of:

Class C
RMB Fund	0.25%
RMB Mendon Financial Services Fund	0.25%
RMB Mendon Financial Long/Short Fund	0.25%

For the period January 1, 2016 through February 12, 2016, BSI also received fees from shareholder transactions and portfolio trades:

	Class A
	Sales
	Commission/	Class A	Class C	Broker
	CDSC	CDSC	CDSC	Commissions
RMB Fund	$210	$—	$719	$750
RMB Mendon Financial Services Fund	$40,922	$—	$8,604	$—
RMB Mendon Financial Long/Short Fund	$18,140	$3,417	$13,501	$—

No fees from shareholder transactions or portfolio trades were paid to the Distributor for the period February 13, 2016 to June 30, 2016.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (Unaudited) (Continued)

5. Offering Price

For Class A shares, the offering price, with maximum 5% sales charge was $34.64, $32.67 and $16.18 for RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund, respectively. The redemption price is NAV. For Class C shares, the offering price is NAV and the redemption price varies with any CDSC charged. Class I shares are offered at NAV without the imposition of an initial sales charge or a CDSC.

6. Expenses

Expenses directly charged or attributable to any Fund will be paid from the assets of that Fund. Generally, expenses of the trust will be allocated among and charged to the assets of each Fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund. Fund expenses that are not class specific are allocated to each class. Differences in class-level expenses may result in payment of different per share dividends by class.

Burnham adopted a contractual Expense Limitation Agreement (the ‘‘Agreement’’). RMB has agreed to enter into an identical agreement. Under the Agreement, the adviser contractually limits the following Funds’ total annual expenses to the rates below based on average daily net assets for Class A and Class C:

	Class A	Class C
RMB Fund	1.59%	2.34%
RMB Mendon Financial Services Fund	1.80%	2.55%

Under the Agreement, the adviser contractually limits the total annual operating expenses of each RMB Mendon Financial Long/Short Fund share class by limiting ‘‘other expenses’’ to 0.65%.

Pursuant to the Agreement, any waivers and reimbursements made by the adviser to a Fund are subject to recoupment by the adviser within the following three years provided the Fund is able to effect repayment and remain in compliance with applicable expense limitations in effect at the times the fees were waived or reimbursed. In accordance with the Agreement, the adviser will not reimburse the Fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired Fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the Fund’s business (i.e., litigation, indemnification) and any other costs and expenses approved by the Board of Trustees of RMB Investors Trust. For the period ended June 30, 2016, the dividend expense and interest expense for securities sold short was $542,611 and $25,619, respectively, for RMB Mendon Financial Long/Short Fund. For the period ended June 30, 2016, there were no extraordinary expenses allocated to the Funds. The Agreement terminated June 30, 2016. The new agreement with RMB is effective for the period beginning July 1, 2016 and will terminate on April 30, 2017, unless it is renewed by all parties to the agreement, the investment advisory agreement between the Trust, on behalf of the Fund, and RMB is terminated, or the Agreement is otherwise terminated with the consent of the Fund. The Agreement may only be terminated during its term with approval of the Board.

For the period ended June 30, 2016, Burnham’s net recoupment was as follows:

		Subject to
	2016	Recoupment until 12/31:
	Recoupment	2017	2018	2019	Total
RMB Mendon Financial Long/Short Fund	$132,035	$—	$—	$—	$—

7. Securities and Written Options Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended June 30, 2016, were as follows:

	Purchases	Sales
RMB Fund	$13,465,352	$(39,243,460)
RMB Mendon Financial Services Fund	$93,537,176	$(61,128,901)
RMB Mendon Financial Long/Short Fund	$95,108,599	$(173,317,266)

Written option activity for the Funds was as follows:

RMB Fund

	Number of
Written options	contracts	Premiums
Call Option Outstanding at December 31, 2015	100	$349,809
Put Option Outstanding at December 31, 2015	—	—
Call Option Written	3,050	947,143
Put Option Written	100	1,321
Call Option Closed	(1,850)	(828,774)
Put Option Closed	(100)	(1,321)
Call Option Exercised	(450)	(141,295)
Call Option Outstanding at June 30, 2016	850	$326,883

RMB Mendon Financial Services Fund

	Number of
Written options	contracts	Premiums
Call Option Outstanding at December 31, 2015	750	$68,217
Call Option Written	2,500	313,277
Call Option Closed	(750)	(68,217)
Call Option Outstanding at June 30, 2016	2,500	$313,277

24	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

RMB Mendon Financial Long/Short Fund

	Number of
Written options	contracts	Premiums
Call Option Outstanding at December 31, 2015	21,750	$2,166,457
Put Option Outstanding at December 31, 2015	7,375	1,202,217
Call Option Written	17,500	1,468,710
Put Option Written	24,432	3,414,182
Call Option Expired	(10,750)	(1,214,895)
Put Option Expired	(6,825)	(686,703)
Call Option Closed	(10,500)	(884,585)
Put Option Closed	(16,133)	(2,937,227)
Call Option Exercised	(1,000)	(72,957)
Put Option Exercised	(42)	(6,386)
Call Option Outstanding at June 30, 2016	17,000	$1,462,730
Put Option Outstanding at June 30, 2016	8,807	$986,083

8. Distributions and Taxes

RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund expect to declare and pay income distributions once a year. Each Fund also expects to declare and pay distributions from net realized capital gains once a year.

The Funds record distributions on the ex-dividend date. On occasion, a Fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. The Fund would only make reclassifications consistent with federal tax regulations.

It is each Fund’s intention to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is ‘‘more likely than not’’ to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012–2014), or expected to be taken in the Funds’ 2015 tax returns. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2015 and 2014 are as follows:

		RMB Mendon	RMB Mendon
		Financial	Financial
	RMB	Services	Long/Short
2015	Fund	Fund	Fund
Distributions paid from:
Ordinary income	$62,876	$1,340,196	$1,089,361
Long-Term Capital Gain	11,092,993	6,464,223	6,759,684
	$11,155,869	$7,804,419	$7,849,045

		RMB Mendon	RMB Mendon
		Financial	Financial
	RMB	Services	Long/Short
2014	Fund	Fund	Fund
Distributions paid from:
Ordinary income	$678,746	$872,121	$2,088,417
Long-Term Capital Gain	6,659,928	1,463,582	1,251,923
	$7,338,674	$2,335,703	$3,340,340

As of December 31, 2015, the components of distributable earning on a tax basis were as follows:

		RMB Mendon	RMB Mendon
		Financial	Financial
	RMB	Services	Long/Short
	Fund	Fund	Fund
Undistributed Ordinary Income	$—	$10,790	$812,032
Undistributed Long-Term Capital Gains	1,340,112	448,970	601,580
Accumulated Capital and other Losses	(1,245,370)	—	—
Unrealized Appreciation on Investments	62,606,602	35,329,595	23,682,596
Unrealized Appreciation (Depreciation) on short securities and options written	(32,691)	20,717	2,475,386
Other accumulated losses	—	—	(212,226)
Total Accumulated Earnings	$62,668,653	$35,810,072	$27,359,368

Under the Regulated Investment Company Modernization Act of 2010 (the ‘‘Act’’), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2015 the RMB Fund, RMB Mendon Financial Services Fund, and RMB Mendon Financial Long/Short Fund have no capital loss carryforwards.

At December 31, 2015, RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund have no Deferred Post-October losses.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Unaudited) (Continued)

Net investment income and realized gain and loss for federal tax purposes differ from that reported in the financial statements because of temporary and permanent book and tax differences. These differences are primarily related to differing treatment of wash sales, REITS, partnerships and the tax practice known as equalization. As of December 31, 2015, the permanent book and tax basis differences were as follows:

		RMB Mendon	RMB Mendon
		Financial	Financial
	RMB	Services	Long/Short
	Fund	Fund	Fund
Increase/(Decrease) to Undistributed Net Investment Income/(Loss)	$(401,763)	$101,915	$693,084
Increase/(Decrease) to Accumulated Net Realized Gain/(Loss)	$546,330	$(98,336)	$(693,084)
Increase/(Decrease) to Paid-In Capital	$(144,567)	$(3,579)	$—

9. Disclosure of Certain Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

10. Transactions with Affiliated Securities

During the period ended June 30, 2016, RMB Mendon Financial Services Fund owned shares of the following affiliated securities. An affiliated security is a security in which the Fund has ownership of at least 5% of the voting securities.

	Value at	Cost of	Proceeds	Realized	Unrealized	Value at	Dividend
Affiliate	12/31/15	Purchases	from Sales	Gain/(Loss)	Gain/(Loss)	6/30/16	Income
First Bancshares, Inc.	$5,582,421	$475,134	$—	$—	$(324,865)	$5,732,690	$22,829
Peregrine Holdings LLC	$288,427	$—	$—	$(3,675)	$—	$284,752	$—
Totals	$5,870,848	$475,134	$—	$(3,675)	$(324,865)	$6,017,442	$22,829

11. Restricted Securities

The Funds may not invest more than 15% of net assets in securities subject to legal or contractual risks (‘‘restricted securities’’). At June 30, 2016, RMB Mendon Financial Services Fund owned the following restricted security, which may not be publicly sold without registration under the Securities Act of 1933, as amended (the ‘‘1933 Act’’). The value of this security is determined using quotations supplied by a pricing service or broker, or if not available, is determined in good faith pursuant to procedures adopted by the Board of Trustees. Certain of these securities may be offered and sold to ‘‘qualified institutional buyers’’ under Rule 144A of the 1933 Act.

	Description,
	Date of
	Purchase,
Fund	% of Net Assets	Shares	Cost	Value

RMB Mendon Financial Services Fund	Peregrine Holdings LLC 05/31/02 0.10%	275,000	$284,752	$284,752

12. Fund Risks

RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund may be disproportionately affected by events affecting the financial services sector. Events affecting the financial services sector may include the following:

•	Bank viability/liquidity

•	Change in income conditions and interest rates

•	Financial companies may fall out of favor

•	Concentration of investments may increase volatility of the Fund

Also, regulation in response to the financial crisis, such as the Dodd-Frank Act, may materially and adversely affect companies in which the Funds invest. The valuation of financial services companies, including banks, continues to be in flux as markets remain volatile.

In addition, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund are also subject to micro capitalization company risk and small- and mid-capitalization company risk.

Micro cap companies (companies with a market capitalization of less than $300 million) may be less financially secure, more

26	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

volatile and have lower trading volumes than large, mid or small capitalization companies.

Small and mid-capitalization companies also may have greater price volatility than larger capitalization companies. Some small cap holdings may be considered or become illiquid.

13. Short-term Trading (Redemption Fee)

Shareholders in RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund are subject to a redemption fee equal to 2.00% of the proceeds for the redemption of shares within 30 days of purchase. All redemption fees are retained by the applicable Fund and accounted for as an addition to paid-in capital.

14. Fair Value of Financial Instruments

Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (‘‘ASC 820’’) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.

Level 2 — Prices are determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the trust’s valuation committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. These inputs include, but are not limited to, any available market prices for the security or for securities deemed comparable; the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.

The following is a summary of the tiered valuation input levels, as of June 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

At June 30, 2016	Level 1	Level 2	Level 3	Total
RMB Fund
Assets
Common Stock:
Banks	$752,700	$—	$—	$752,700
Consumer Discretionary	14,448,750	—	—	14,448,750
Consumer Staples	9,172,500	—	—	9,172,500
Energy	5,595,881	—	—	5,595,881
Financial Services	9,387,940	—	—	9,387,940
Health Care	13,174,970	—	—	13,174,970
Industrials	5,365,760	—	—	5,365,760
Information Technology	23,515,597	—	—	23,515,597
Telecommunications Services	2,792,000	—	—	2,792,000
Short-Term Instruments:	—	3,500,000	—	3,500,000
Total	$84,206,098	$3,500,000	$—	$87,706,098
Liabilities
Written Options	(383,380)	—	—	(383,380)
Total	$(383,380)	$—	$—	$(383,380)

RMB Mendon Financial Services Fund
Assets
Common Stock:
Banks	$205,644,235	$—	$—	$205,644,235
Diversified Financials	22,047,928	—	284,752	22,332,680
Industrials	1,579,950	—	—	1,579,950
Thrifts & Mortgage Finance	22,257,109	—	—	22,257,109

Warrants:
Banks	1,736,800	—	—	1,736,800
Short-Term Instruments:	—	10,000,000	—	10,000,000
Total	$253,266,022	$10,000,000	$284,752	$263,550,774
Liabilities
Written Options	(272,000)	—	—	(272,000)
Total	$(272,000)	$—	$—	$(272,000)

RMB Mendon Financial Long/Short Fund
Assets
Common Stock:
Banks	$172,343,080	$—	$—	$172,343,080
Diversified Financials	55,818,316	—	—	55,818,316
Financial Services	3,331,000	—	—	3,331,000
Industrials	611,175	—	—	611,175
Thrifts & Mortgage Finance	24,561,617	—	—	24,561,617

Warrants:
Banks	1,736,800	—	—	1,736,800
Options-Long	1,057,875	—	—	1,057,875
Short-Term Instruments	—	12,000,000	—	12,000,000
Total	$259,459,863	$12,000,000	$—	$271,459,863
Liabilities
Short Sales	(40,104,773)	—	—	(40,104,773)
Written Options	(1,017,267)	—	—	(1,017,267)
Total	$(41,122,040)	$—	$—	$(41,122,040)

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Unaudited) (Continued)

During the period ended June 30, 2016, there were no transfers between Level 1 and Level 2.

The following table summarizes the change in value associated with Level 3 financial instruments carried at fair value for the period ended June 30, 2016:

RMB Mendon Financial Services Fund	Level 3 Assets
Common Stock:
Balance, January 1, 2016	$288,427
Sale	—
Realized (loss)	(3,675)
Change in Unrealized Appreciation	—
Balance, June 30, 2016	$284,752

When determining the value the trust’s valuation committee may consult with and gather information from the Adviser as well as other sources. The initial valuation is usually cost, which can then be adjusted based on audited financial statements, subsequent market transactions, events or changes in current operations. Significant increase (decreases) in any of the inputs in isolation would result in a significantly lower (higher) fair value measurement. It is the Funds policy to recognize transfers into and out of all levels at the end of the reporting period.

Significant unobservable inputs developed by the Board of Trustees for material Level 3 investments as of June 30, 2016 are as follows:

RMB Mendon	Fair Value
Financial	at	Valuation	Unobservable
Services Fund	6/30/16	Technique(s)	Input	Range
Common Stocks	$284,752	CapitalValue	Discount	0%

15. Disclosures about Derivative Instruments and Hedging Activities

The Funds may use futures and options on securities, indices and other derivatives to hedge against market changes or as a substitute for securities transactions. The Funds may use derivatives (a type of instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments) to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market and security movements. Each Fund expects that its primary investments in derivatives will be in written covered call options but may invest in covered put options. In January 2013, the Financial Accounting Standards Board issued ASU No. 2013-01(‘‘ASU 2013-1’’) Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the Financial Accounting Standards Board issued ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

Accounting Standards Update No. 2011-11 ‘‘Disclosures about Offsetting Assets and Liabilities’’ (‘‘ASU 2011-11’’) requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. In addition, Accounting Standards Update No. 2013-1 ‘‘Clarifying the Scope of Offsetting Assets and Liabilities’’ specifies exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading ‘‘Offsetting Assets and Liabilities.’’ For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (‘‘MNAs’’) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency) for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Accounting Standards Codification 815 — Disclosures about Derivative Instruments and Hedging Activities (‘‘ASC 815’’) requires enhanced disclosures to provide information about the reasons the Funds invest in derivative instruments, the accounting treatment of derivatives and the effect derivatives have on financial performance.

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure as of June 30, 2016:

Fair Value of Derivative Instruments

As of June 30, 2016

Liability Derivatives

	Derivatives	Statements
	not accounted for as	of Assets &
	hedging instruments	Liabilities
Fund	under ASC 815	Location	Fair Value
RMB Fund	Equity Contracts	Options written, at value	$383,380
RMB Mendon Financial Services Fund	Equity Contracts	Options written, at value	272,000
RMB Mendon Financial Long/Short Fund	Equity Contracts	Options written, at value	1,017,267
	Equity Contracts	Put Options purchased, at value	1,042,875
	Equity Contracts	Call Options purchased, at value	15,000

28	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

The Effect of Derivative Instruments on the Statements of Operations

For the period ended June 30, 2016

	Change in
	Derivatives not			Change in
	accounted for			Unrealized
	as hedging	Location of	Realized	Appreciation
	instruments	Gain or (Loss)	Gain or (Loss)	or
Fund	under ASC 815	on Derivatives	on Derivatives	(Depreciation)
RMB Fund	Equity Contracts	Realized gain on written options	$464,541

		Net unrealized appreciation/ (depreciation) on written options		$(23,806)

RMB Mendon Financial Services Fund	Equity Contracts	Realized gain on written options Net unrealized appreciation/ (depreciation) on written options	$68,217	$20,560

	Warrants	Net unrealized appreciation/ (depreciation) on investments		$212,000

RMB Mendon Financial Long/Short Fund	Equity Contracts	Realized gain on investments	$(2,561,463)

		Realized gain/(loss) on written options	$914,409

		Net unrealized appreciation/ (depreciation) on investments		$(3,071,946)

		Net unrealized appreciation/ (depreciation) on written options		$(819,528)

	Warrants	Net unrealized appreciation/ (depreciation) on investments		$212,000

The derivative instruments outstanding as of period ended June 30, 2016 as disclosed in the portfolio holdings and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period ended June 30, 2016 as disclosed in the statements of operations serve as indicators of the volume of derivative activity for the Funds.

The quarterly average volumes of derivative instruments as of June 30, 2016 are as follows:

	Derivative		Number of	Notional
Fund	Instrument		Contracts	Value
RMB Fund	Equity Contracts	Call Option Written	(290)	$(288,927)
RMB Mendon Financial Services Fund	Equity Contracts	Call Option Written	(800)	(106,500)
RMB Mendon Financial Long/Short Fund	Equity Contracts	Call Option Long	600	3,000
		Put Option Long	32,624	741,252
		Call Option Written	(9,750)	(678,167)
		Put Option Written	(4,548)	(179,916)

The average number of derivative instruments is based on the average quarter end balances for the period January 1, 2016 to June 30, 2016.

16. Subsequent Events

Effective as of July 1, 2016, RMB Capital Management, LLC (‘‘RMB’’) commenced service as investment adviser to the RMB Family of Funds, pursuant to an interim advisory agreement. As a result, the Funds were each renamed as follows: the Burnham Fund was renamed the RMB Fund; the Burnham Financial Services Fund was renamed the RMB Mendon Financial Services Fund; and the Burnham Financial Long/Short Fund was renamed the RMB Mendon Financial Long/Short Fund. The Funds are referred to in this Semi-Annual Report by their new names. A Special Meeting of Shareholders has been called, expected to occur September 15, 2016, at which shareholders will be asked to approve a new investment advisory agreement with RMB and a new sub-advisory agreement with Mendon Capital Advisors Corp., the sub-adviser to the RMB Mendon Financial Services Fund and the RMB Mendon Financial Long/Short Fund.

NOTES TO FINANCIAL STATEMENTS	29

Other Information (Unaudited)

Understanding Your Fund Expenses

As a shareholder of RMB Fund, RMB Mendon Financial Services Fund or RMB Mendon Financial Long/Short Fund (the ‘‘funds’’), you incur two types of costs: (1) transaction costs, including redemption fees and sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 to June 30, 2016.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) redemption fees, or an annual fee of $20.00 imposed on accounts valued at less than $1,000 (subject to exceptions described in the Statement of Additional Information). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical
	Actual Expenses			(5% Return Before Expenses)
			Expenses Paid			Expenses Paid
	Beginning	Ending	During	Beginning	Ending	During
	Account	Account	Period*	Account	Account	Period*
	Value	Value	1/1/2016 –	Value	Value	1/1/2016 –	Expense
	1/1/2016	6/30/2016	6/30/2016	1/1/2016	6/30/2016	6/30/2016	Ratio*
RMB Fund
Class A	$1,000	$943	$7.26	$1,000	$1,017	$7.54	1.50%
Class C	1,000	939	10.86	1,000	1,014	11.28	2.25%

RMB Mendon Financial Services Fund
Class A	$1,000	$961	$6.91	$1,000	$1,018	$7.11	1.42%
Class C	1,000	957	10.54	1,000	1,014	10.85	2.17%

RMB Mendon Financial Long/Short Fund
Class A	$1,000	$915	$10.04	$1,000	$1,014	$10.56	2.11%
Class C	1,000	912	13.35	1,000	1,011	14.04	2.81%
Class I	1,000	917	8.13	1,000	1,016	8.55	1.71%

*	Expenses are equal to each fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 182 days in the most recent fiscal half-year, divided by 366 days in the year (to reflect the one-half year period).

Proxy Voting Policies and Procedures

A description of the policies and procedures that the funds use to determine how to vote proxies and information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 462-2392; (2) by visiting the funds’ website located at http://www.rmbfunds.com; and (3) by visiting the U.S. Securities and Exchange Commission’s (‘‘SEC’’) website located at http://www.sec.gov.

Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Form N-Q is available (1) by calling (800) 462-2392; (2) by visiting the funds’ website located at http://www.rmbfunds.com; (3) by visiting the SEC’s website at http://www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (‘‘PRR’’) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

30	OTHER INFORMATION

Board of Trustees’ Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements

Factors Considered by the Independent Trustees in Approving the Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the ‘‘Board’’) of RMB Investors Trust, formerly, Burnham Investors Trust (the ‘‘Trust’’), is comprised entirely of persons who are not ‘‘interested persons’’ (as defined in the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’)) of the Trust (the ‘‘Trustees’’). The Trustees oversee the management of the series of the Trust, RMB Fund, RMB Mendon Financial Services Fund (formerly Burnham Financial Services Fund, the ‘‘Financial Services Fund’’) and RMB Mendon Financial Long/Short Fund (formerly Burnham Financial Long/Short Fund, the ‘‘Financial Long/Short Fund’’) (each, a ‘‘Fund,’’ and together, the ‘‘Funds’’). The Financial Services Fund and the Financial Long/Short Fund are referred to herein as the ‘‘Mendon Funds.’’ As required by the 1940 Act, the Trustees determine at least annually whether to continue the advisory arrangements for each Fund.

At an in-person meeting held on May 19, 2016, the Board voted unanimously not to renew the Trust’s investment advisory agreement (the ‘‘Prior Advisory Agreement’’) between Burnham Asset Management Corporation (‘‘Burnham’’) and the Trust, on behalf of the Funds, which expired by its terms on June 30, 2016 (‘‘Expiration Date’’). The expiry of the Prior Advisory Agreement had the effect of terminating the sub-advisory agreements covering the Mendon Funds (‘‘Prior Sub-Advisory Agreements’’) (together with the Prior Advisory Agreement, the ‘‘Prior Agreements’’), among the Trust, Burnham and Mendon Capital Advisors Corp. (‘‘Mendon’’ or the ‘‘Sub-Adviser’’).

At an in-person meeting held on June 8, 2016, the Board unanimously voted to approve (i) a new investment advisory agreement between RMB Capital Management, LLC (‘‘RMB’’) and the Trust, on behalf of the Funds (the ‘‘New Advisory Agreement’’) and (ii) a new sub-advisory agreement between RMB and Mendon for the Mendon Funds (the ‘‘New Sub-Advisory Agreement’’ and, together with the New Advisory Agreement, the ‘‘New Agreements’’). The New Agreements are subject to shareholder approval at a Special Meeting of Shareholders (together with any adjournments or postponements thereof, the ‘‘Shareholder Meeting’’) to be held September 15, 2016.

Because the Shareholder Meeting will occur after the Expiration Date, to avoid disruption of the Funds’ investment management program, on May 30, 2016, the Board approved an interim investment advisory agreement between the Trust and RMB, with respect to each Fund (‘‘Interim Advisory Agreement’’) and an interim sub-advisory agreement between RMB and Mendon, with respect to the Mendon Funds (the ‘‘Interim Sub-Advisory Agreement’’ and, together with the Interim Advisory Agreement, the ‘‘Interim Agreements’’). The Interim Agreements were approved pursuant to Rule 15a-4 under the 1940 Act, which permits the Board to appoint an adviser on an interim basis for a period of 150 days, without shareholder approval, subject to certain conditions, including that the compensation to be received under the interim contract is no greater than the compensation the adviser would have received under the previous contract. The New Advisory Agreement and the Interim Advisory Agreement are referred to herein as the ‘‘Advisory Agreements’’ and the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement are referred to herein as the ‘‘Sub-Advisory Agreements.’’ Collectively, all four agreements are referred to herein as the ‘‘Agreements.’’

Board Considerations

At its May 19, 2016 meeting, the Trustees met in-person with management of Burnham and senior management of RMB. At its May 30, 2016 meeting, the Trustees met in executive session. At its June 8, 2016 meeting, the Trustees met with senior management of RMB, Mendon and Burnham. At each meeting, the Trustees received and considered materials relating to, among other matters, the investment and management services provided by Burnham and Mendon as well as a proposal to provide investment and management services from RMB. The Trustees also met telephonically on multiple separate occasions to consider whether it would be in the best interests of each Fund and shareholders to approve the Agreements, and convened informally on other occasions to discuss outstanding issues. At each of these meetings, the Trustees received and reviewed information provided by Burnham, Mendon and RMB in response to requests from the Trustees and their independent legal counsel. Among other written and oral information, the Trustees requested and were provided information regarding:

•	the investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	the investment performance of private funds and accounts managed by Burnham, Mendon and RMB with investment strategies similar to the investment strategies of the Funds;

•	the fees to be charged by Burnham and RMB for investment advisory services, as well as other compensation received by Burnham and its affiliates or to be received by RMB;

•	the fees to be paid to Mendon;

•	the proposed expense cap arrangements;

•	the total operating expenses of the Funds and comparison of current expenses to the previous year’s expenses;

•	comparisons of the investment performance, fees and total expenses of the Funds to mutual funds with similar objectives and strategies managed by other investment advisers prepared by Broadridge Financial Solutions, Inc. (‘‘Broadridge’’), an independent provider of investment company data;

•	investment management staffing and the experience of the investment advisory and other personnel of Burnham and Mendon who currently provide services to the Funds and of the personnel of RMB who were proposed to provide services to the Funds;

•	the historical quality of the services provided by Burnham and Mendon;

OTHER INFORMATION	31

Board of Trustees’ Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements (Continued)

•	financial statements and other information regarding the financial condition and prospects of Burnham, Mendon and RMB;

•	the profitability to Burnham of managing the Funds and the methodology in allocating expenses to the management of the Funds; and

•	the projected profitability to RMB of managing the Funds.

Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from Burnham, Mendon and RMB. The Trustees discussed with representatives of Burnham the operations of the Funds and the continuing capabilities of Burnham to provide advisory services to the Funds. The Trustees discussed with RMB its ability to provide investment and management services to the Funds and to supervise Mendon in its provision of sub-advisory services to the Mendon Funds. During each meeting at which the Trustees considered the Agreements, they were advised by and met, as necessary, in executive session with their independent legal counsel.

In considering whether to approve the Agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the determination of the Trustees to approve the Agreements are discussed below:

Approval of the Advisory Agreements

Nature, Extent, and Quality of Services. The Trustees considered the nature, quality and extent of advisory, administrative and shareholder services proposed by RMB. RMB’s management of over $4.5 billion in assets (as of March 31, 2016), including management of over $1.2 billion in equity assets, was one consideration. Other considerations were (i) RMB’s ability to supervise Mendon and other service providers, to supervise operations for all Funds, to prepare compliance and regulatory filings for the Funds and disclosures to Fund shareholders, to review Fund legal issues, to assist the Trustees in their capacity as trustees, and to provide other services; (ii) RMB’s proposals for development of Fund marketing initiatives; and (iii) RMB’s strong regulatory history. The Trustees were familiar generally with the quality of the services provided by RMB and with members of its management team based on RMB’s provision of certain administrative services to Mendon since 2014 and its work with Mendon on a private fund using an investment strategy similar to the Financial Long/Short Fund, which launched in 2014. In addition, a Trustee had visited the offices of RMB in Chicago and reported favorably on the operations of RMB.

The Trustees noted the representations of RMB with respect to ensuring compliance with the Funds’ investment policies and restrictions, and the quality of managerial and administrative services proposed to be provided by RMB (in its capacity as adviser) in an increasingly regulated industry. The Trustees noted that many of the Trust’s operations were already performed by third-party service providers, who had performed satisfactorily, and that RMB would continue to retain these service providers. The Trustees also confirmed that the Trust’s chief compliance officer would continue in that role following the change in investment adviser.

The Trustees also considered information such as (i) RMB’s financial condition; (ii) the experience of RMB’s investment professionals; (iii) the reputation, financial strength, regulatory history and resources of RMB; (iv) information on the approach of RMB to retention and compensation of investment and other personnel; (iv) the management structure of RMB and the intentions of RMB with respect to management of the Funds; and (v) the fact that RMB, and not the Funds, would bear all costs of obtaining approvals of the New Agreement, including legal and other costs resulting from obtaining the necessary approvals. The Trustees reviewed each of these factors in light of the expected change from Burnham to RMB as investment adviser.

The Trustees concluded that the expected nature, quality and extent of the services to be provided by RMB and its affiliates under the New Advisory Agreement and the Interim Advisory Agreement were appropriate for the Funds and that the Funds were likely to benefit from the provision of those services by RMB. The Trustees concluded that RMB currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively. The Trustees took into consideration that RMB had offered its assurances that the services provided to the Funds following the change in investment adviser from Burnham to RMB would be consistent with the manner and level at which such services were currently being performed for the Funds and undertaken that there would be no diminution of services to the Funds or their shareholders as a result of the change. In this regard, the Trustees considered that the investment and other personnel at Mendon were not proposed to change and relied on representations that such personnel would remain in place following the change in investment adviser from Burnham to RMB.

Investment Performance of the Funds. The Trustees considered short-term and long-term investment performance for RMB’s large cap dividend growth composite (‘‘Dividend Growth composite’’), which was considered the composite performance most comparable to the investment strategy of the RMB Fund. As of March 31, 2016, the Dividend Growth composite included $222.3 million of assets managed by RMB. According to the information provided by RMB, its composite portfolio was nearly the same as the RMB Fund’s portfolio in terms of the portfolios’ average operating profit margins, ratios of debt to cash flow, price-to-earnings ratios and rates of two-year forward earnings-per-share growth, although the composite portfolio had a higher dividend yield (2.5%) than the RMB Fund portfolio (1.6%).

32	OTHER INFORMATION

Board of Trustees’ Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements (Continued)

The Trustees noted that the total return for RMB’s Dividend Growth composite outperformed the total return of the RMB Fund for the one-, three- and five-year periods ended March 31, 2016. The composite’s ten-year total returns were below the RMB Fund’s total returns for this period. In light of recent performance trends, the Trustees gave more weight to more recent periods, during which the composite’s returns (9.2% for three-years, 2.7% for one-year and 4.2% for the first quarter of 2016) substantially exceeded the total returns of the RMB Fund (5.8% for three-years, 10.4% for one-year and 7.0% for the first quarter of 2016). Although the Dividend Growth composite underperformed the total return for the S&P 500® Index for all periods, the Trustees considered the S&P 500® Index to be an imperfect benchmark for comparison, given the significant variation between the securities comprising the S&P 500® Index and those typically held by the RMB Fund.

The Trustees discussed with management of RMB in detail the overall long-term performance record of the RMB Fund, its historic investment style, and the resources that RMB would bring to bear in managing the Fund. The Trustees recognized the importance of maintaining Mendon as the sub-adviser to the Mendon Funds and considered the desirability of RMB’s willingness to retain Mendon. The Trustees reviewed RMB’s historical relationship with Mendon, including the facts that Anton Schutz is a co-employee of RMB and Mendon and that RMB has provided administrative services to Mendon since 2014. The Trustees regarded these as additional factors in the evaluation of investment performance that may result from RMB’s management of the Funds under the New Advisory Agreement and the Interim Advisory Agreement.

Comparative Expenses. The Trustees considered each Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by RMB to private funds and other accounts with similar investment mandates. The Trustees viewed favorably that fees would remain the same under the New Advisory Agreement and the current willingness of RMB to limit the total expense ratios of certain Funds, including maintaining the agreement to contractually waive fees and reimburse expenses currently in effect. The Trustees noted that the contractual management fee for the RMB Fund was below the median within its Broadridge category, although the total expenses were above the median. The Trustees also noted that the contractual management fee for the Financial Long/Short Fund was below the median, but that total expenses were above the median and that the contractual management fee for the Financial Services Fund was at the median, but that the total expenses were below the median of their Broadridge category. The Trustees considered that the higher relative total expense ratios for the Funds were primarily related to the small size of the Funds and of the fund complex as a whole. The Trustees recognized that fixed costs, particularly legal and audit fees have a greater impact on smaller fund families, such as the Funds, than on larger fund complexes. Given this, the Trustees recognized that the Funds’ expenses compare unfavorably to many funds identified as peers by Broadridge with considerably higher assets under management. The Trustees concluded that, for each Fund, the contractual management fee would be acceptable based upon the qualifications, experience, reputation and performance of RMB and the moderate overall expense ratio of the Funds given the relatively small size of the Funds and the Fund complex. The Trustees also concluded, after a careful review of the materials provided to them, that compensation to RMB and Mendon under the New Agreements would be no greater than the compensation Burnham and Mendon would have received under the Prior Agreements.

Profitability and Costs of Services to RMB. The Trustees considered the materials concerning RMB’s expected profitability and expected costs attributable to the Funds. The Trustees also considered whether the amount of RMB’s projected profit (if any) would be a fair entrepreneurial profit for the management of the Funds. The Trustees also were aware of the impact of lower aggregate Fund assets on RMB’s fees and the amount of expenses that might be absorbed due to contractual expense waivers. The Trustees concluded that RMB’s profitability for each Fund (if any) would not be excessive, particularly in light of the quality of the services likely to be provided to the Funds. In this regard, the Trustees asked for and received assurances from RMB regarding the adequacy of RMB’s financial resources going forward. The Trustees also noted the willingness of RMB to absorb certain costs in connection with the change in investment advisers and noted RMB’s willingness to incur the risk connected with the change.

Extent of Economies of Scale as the Funds Grow. The Trustees considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. The Trustees noted the Funds do not have breakpoints on their advisory fees that would otherwise allow investors to benefit directly in the form of lower fees as Fund assets grow. However, given the relatively small size of each Fund and of the Fund complex as a whole, the Trustees did not believe that economies of scale were currently being achieved. As a consequence, the Trustees did not deem it necessary to consider whether fee levels reflect economies of scale for the benefit of Fund investors, but determined to continue to review the matter as and if asset levels increased.

Other Factors Affecting Fees. The Trustees also considered likely enhancements in personnel and services to be provided to the Funds by RMB, particularly in the area of administration, investor services and regulatory compliance, without an increase in fees. The Trustees recognized that the Funds were expected to benefit from reduced costs as a result of the change from Burnham to UMB Fund Services as the administrator to the Funds.

OTHER INFORMATION	33

Board of Trustees’ Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements (Continued)

Other Relevant Considerations

(a) Personnel and Methods. The Trustees considered the size, education and experience of the staff of RMB. The Trustees also considered the favorable history, reputation, qualifications and background of RMB, as well as the qualifications of their personnel, and concluded that RMB currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively.

(b) Other Benefits. The Trustees also considered the character and amount of other direct and incidental benefits received by RMB and its affiliates from their association with the Funds. The Trustees concluded that potential ‘‘fall-out’’ benefits that RMB and its affiliates might receive, such as greater name recognition or increased ability to obtain research services, appeared to be reasonable, and might in some cases benefit the Funds.

Conclusion. In considering the New Advisory Agreement and the Interim Advisory Agreement, the Trustees did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Based on this review, it was the judgment of the Trustees that shareholders of the Funds would receive satisfactory performance at reasonable fees under the New Advisory Agreement and the Interim Advisory Agreement. The Trustees considered, in particular, assurances from RMB that it would manage the RMB Fund in accordance with its investment objectives and policies as disclosed to shareholders and would employ an experienced portfolio manager in managing the Fund. The Trustees also noted that RMB already had a successful business relationship with Mendon and would continue to retain Mendon as the sub-adviser for the Mendon Funds. After full consideration of the above factors, as well as other factors that the Trustees considered relevant in evaluating the Interim Advisory Agreement and the New Advisory Agreement, the Trustees unanimously concluded that the approval of the each was in the best interest of each Fund and its shareholders, and approved the Interim Advisory Agreement as provided under Rule 15a-4 and the New Advisory Agreement through June 30, 2017, subject in the case of the New Advisory Agreement to shareholder approval.

Approval of the Sub-Advisory Agreement

Nature, Extent, and Quality of Services. With regard to Mendon, the Trustees considered the nature, quality and extent of the services provided by Mendon, particularly the portfolio management, compliance and performance of the Mendon Funds. The Trustees considered Mendon’s relationship with RMB, and the provision of certain services to be provided by RMB. The Trustees also considered information such as (i) Mendon’s financial condition; (ii) the experience of Mendon’s investment professionals; (iii) the reputation, financial strength, regulatory history and resources of Mendon; (iv) information on the approach of Mendon to retention and compensation of investment and other personnel; and (iv) the management structure of Mendon and the intentions of Mendon with respect to management of the Mendon Funds.

The Trustees considered that the investment and other personnel at Mendon were not proposed to change and relied on representations that such personnel would remain in place following the change in investment adviser from Burnham to RMB. The Trustees concluded that the expected nature, quality and extent of the services to be provided by Mendon under the Sub Advisory Agreements were appropriate for the Mendon Funds and that the Mendon Funds were likely to benefit from the provision of those services by Mendon.

Investment Performance of the Mendon Funds. The Trustees considered the investment performance of the Mendon Funds in relation to their respective peers as shown in the Broadridge materials and to relevant indices over available time periods. The Trustees noted the specialized nature of the Mendon Funds and their excellent recent performance. The Trustees noted that both Mendon Funds were ranked in the first quintile against their respective Broadridge Peer Group for the one-, three-, five- and 10-year periods for the period ended December 31, 2015.

Costs of Services and Profits Realized by Mendon. The Trustees did not review profitability data for Mendon because the sub-advisory fees had been negotiated on an arm’s-length basis by Burnham, RMB has agreed to maintain the sub-advisory fees at their current levels, and the Mendon Funds are not directly responsible for paying such fees.

Extent of Economies of Scale as the Mendon Funds Grow. For the reasons noted above, the Trustees did not deem it necessary to consider whether fee levels reflect economies of scale for the benefit of Mendon Fund investors.

Other Relevant Considerations

(a) Personnel and Methods. The Trustees considered the size, education and experience of the staff of Mendon. The Trustees also considered the favorable history, reputation, qualifications and background of Mendon, as well as the qualifications of their personnel, and concluded that Mendon currently had sufficient personnel, with appropriate education and experience, to serve the Mendon Funds effectively.

(b) Other Benefits. The Trustees also considered the character and amount of other direct and incidental benefits received by Mendon and its affiliates from their association with the Mendon Funds, including the relatively small amount of soft dollar services received by Mendon. The Trustees concluded that potential ‘‘fall-out’’ benefits that Mendon and its affiliates might receive, such as greater name recognition or increased ability to obtain research services, appeared to be reasonable, and might in some cases benefit the Mendon Funds.

34	OTHER INFORMATION

Board of Trustees’ Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements (Continued)

Conclusion. In considering the Sub-Advisory Agreements, the Trustees did not identify any factor as all-important or all-controlling and instead considered the above-listed and other factors collectively in light of the Mendon Funds’ surrounding circumstances. It was the judgment of the Trustees that the Mendon Funds’ performance, which was achieved at reasonable prices, was excellent given the context of their investment strategies and the sectors in which they invest. After full consideration of the above factors, as well as other factors that the Trustees considered relevant in evaluating the Sub-Advisory Agreements, the Trustees unanimously concluded that the approval of the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement was in the best interest of each Mendon Fund and its shareholders, and approved the Interim Sub-Advisory Agreement, as provided under Rule 15a-4, and the New Sub-Advisory Agreement through June 30, 2017, subject in the case of the New Sub-Advisory Agreement to shareholder approval.

OTHER INFORMATION	35

Distributor

Foreside Fund Services, LLC

3 Canal Plaza, Suite 100

Portland, ME 04101

phone: (207) 553-7110

internet: www.foreside.com

Shareholder Returns

Shareholders can obtain the most recent fund returns by calling 1-(800)-462-2392 or on the trust’s website at

http://www.rmbfunds.com.

Adviser	Legal Counsel
RMB Capital Management LLC	Vedder Price
115 South LaSalle Street, 34th Floor	222 North LaSalle Street
Chicago, IL 60603	Chicago, IL 60601

Transfer Agent	Independent Registered Public Accounting Firm
BNY Mellon	Tait, Weller & Baker LLP
4400 Computer Drive	1818 Market Street, Suite 2400
Westborough, MA 01581	Philadelphia, PA 19103

Custodian	Administrator
UMB Bank N.A.	UMB Fund Services
1010 Grand Blvd	235 W. Galena Street
Kansas City, MO 64106	Milwaukee, WI 53213

OFFICERS OF THE TRUST	BOARD OF TRUSTEES

Walter H. Clark
President

Pat A. Colletti
Chief Financial Officer, Treasurer and Secretary

Krista Rivers
Senior Vice President

Frank A. Passantino
Vice President, Assistant Secretary and
Anti-Money Laundering Compliance Officer

Carolyn Mead
Chief Compliance Officer	Independent Chair Margaret Eisen Trustees Peter Borish William F. Connell Robert Sabelhaus

SEC file number: 811-00994

This report was prepared for current shareholders of the RMB Family of Funds, which are all part of RMB Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a)	A schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)(17 CFR 270.30a-3(c))) were effective, as of a date within 90 days of the filing date of this report, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act, (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act, as amended (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this filing.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable to this filing.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RMB Investors Trust
By (signature and title)*	/s/ Walter H. Clark
Walter H. Clark
President (Principal Executive Officer)

Date	August 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (signature and title)*	/s/ Walter H. Clark
Walter H. Clark
President (Principal Executive Officer)

Date	August 29, 2016

By (signature and title)*	/s/ Pat A. Colletti
Pat A. Colletti
Chief Financial Officer (Principal Financial Officer)

Date	August 29, 2016